 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 29, 1997

                                                 SECURITIES ACT FILE NO. 2-99473
                                        INVESTMENT COMPANY ACT FILE NO. 811-4375

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                          PRE-EFFECTIVE AMENDMENT NO.                        [_]


                      POST-EFFECTIVE AMENDMENT NO. 15                        [X]

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]


                             AMENDMENT NO. 156                               [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

                   MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND
              OF MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

       800 SCUDDERS MILL ROAD
       PLAINSBORO, NEW JERSEY                             08536
   (ADDRESS OF PRINCIPAL EXECUTIVE                     (ZIP CODE)
               OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
                MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               ----------------

                                   COPIES TO:

      COUNSEL FOR THE TRUST:                    PHILIP L. KIRSTEIN, ESQ.
        BROWN & WOOD LLP                         FUND ASSET MANAGEMENT
      ONE WORLD TRADE CENTER                         P.O. BOX 9011
   NEW YORK, NEW YORK 10048-0557             PRINCETON, NEW JERSEY 08543-9011
ATTENTION: THOMAS R. SMITH, JR., ESQ.
      BRIAN M. KAPLOWITZ, ESQ.

              IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

                      [X] immediately upon filing pursuant to paragraph (b)
                      [_] on (date) pursuant to paragraph (b)
                      [_] 60 days after filing pursuant to paragraph (a)(1)
                      [_] on (date) pursuant to paragraph (a)(1)
                      [_] 75 days after filing pursuant to paragraph (a)(2)
                      [_] on (date) pursuant to paragraph (a)(2) of Rule 485.

              IF APPROPRIATE, CHECK THE FOLLOWING BOX:

                      [_] this post-effective amendment designates a new
                        effective date for a previously filed post-effective amendment.

 Title of Securities being Registered: Shares of Beneficial Interest, par value
                              $.10 per share

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND OF

                MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

                      REGISTRATION STATEMENT ON FORM N-1A

                               ----------------

                             CROSS REFERENCE SHEET

 N-1A ITEM NO.                                            LOCATION
 -------------                                            --------
 PART A
  Item 1.  Cover Page....................   Cover Page
  Item 2.  Synopsis......................   Fee Table
  Item 3.  Condensed Financial              Financial Highlights
            Information..................
  Item 4.  General Description of           Investment Objective and Policies;
            Registrant...................    Additional Information
  Item 5.  Management of the Fund........   Fee Table; Management of the Trust;
                                             Inside Back Cover Page
  Item 5A. Management's Discussion of       Not Applicable
            Fund Performance.............
  Item 6.  Capital Stock and Other          Cover Page; Merrill Lynch Select
            Securities...................    Pricing SM System; Additional
                                             Information
  Item 7.  Purchase of Securities Being     Cover Page; Fee Table; Merrill Lynch
            Offered......................    Select PricingSM System; Purchase
                                             of Shares; Shareholder Services;
                                             Additional Information; Inside Back
                                             Cover Page
  Item 8.  Redemption or Repurchase......   Fee Table; Merrill Lynch Select
                                             Pricing SM System; Purchase of
                                             Shares; Redemption of Shares
  Item 9.  Pending Legal Proceedings.....   Not Applicable
 PART B
  Item 10. Cover Page....................   Cover Page
  Item 11. Table of Contents.............   Back Cover Page
  Item 12. General Information and          Additional Information
            History......................
  Item 13. Investment Objective and         Investment Objective and Policies;
            Policies.....................    Investment Restrictions
  Item 14. Management of the Fund........   Management of the Trust
  Item 15. Control Persons and Principal
            Holders of Securities........   Management of the Trust; Additional
                                             Information
  Item 16. Investment Advisory and Other    Management of the Trust; Purchase of
            Services.....................    Shares; General Information
  Item 17. Brokerage Allocation and Other   Portfolio Transactions
            Practices....................
  Item 18. Capital Stock and Other          General Information--Description of
            Securities...................    Series and Shares
  Item 19. Purchase, Redemption and
            Pricing of Securities Being     Purchase of Shares; Redemption of
            Offered......................    Shares; Determination of Net Asset
                                             Value; Shareholder Services
  Item 20. Tax Status....................   Distributions and Taxes
  Item 21. Underwriters..................   Purchase of Shares
  Item 22. Calculation of Performance       Performance Data
            Data.........................
  Item 23. Financial Statements..........   Financial Statements

PART C

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

DECEMBER 29, 1997

                   MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND
                MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch New York Municipal Bond Fund (the "Fund") is a mutual fund that seeks to provide shareholders with as high a level of income exempt from Federal income tax and New York State and New York City personal income taxes as is consistent with prudent investment management. The Fund invests primarily in a diversified portfolio of long-term, investment grade obligations issued by or on behalf of New York State, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, which pay interest exempt, in the opinion of bond counsel to the issuer, from Federal income tax and New York State and New York City personal income taxes ("New York Municipal Bonds"). Dividends paid by the Fund are exempt from Federal income tax and New York State and New York City personal income taxes to the extent they are derived from interest payments on New York Municipal Bonds. The Fund may invest in certain tax-exempt securities classified as "private activity bonds" that may subject certain investors in the Fund to an alternative minimum tax. At times, the Fund may seek to hedge its portfolio through the use of futures transactions and options. There can be no assurance that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies" on page 11.

                               ----------------

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select PricingSM System" on page 3.

  Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from securities dealers which have entered into selected dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50 except that for participants in certain fee-based programs the minimum initial purchase is $500 and the minimum subsequent purchase is $50. Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent") are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                               ----------------

 THESE SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION NOR  HAS THE SECURITIES AND  EXCHANGE COMMISSION PASSED
   UPON THE  ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO
    THE CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

  This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated December 29, 1997 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and is available, without charge, by calling or by writing Merrill Lynch Multi-State Municipal Series Trust (the "Trust") at the above telephone number or address. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund. The Statement of Additional Information is hereby incorporated by reference into this Prospectus. The Fund is a separate series of the Trust, an open-end management investment company organized as a Massachusetts business trust.

                               ----------------

                        FUND ASSET MANAGEMENT -- MANAGER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:

                         CLASS A(a)            CLASS B(b)                 CLASS C        CLASS D
                         ----------  ------------------------------ -------------------- -------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases
  (as a percentage of
  offering price).......   4.00%(c)               None                      None          4.00%(c)
 Sales Charge Imposed
  on Dividend Reinvest-
  ments.................    None                  None                      None          None
 Deferred Sales Charge
  (as a percentage of
  original purchase         None(d)   4.0% during the first year,   1.0% for one year(f)  None(d)
  price or redemption                   decreasing 1.0% annually
  proceeds, whichever                 thereafter to 0.0% after the
  is lower).............                     fourth year(e)
 Exchange Fee...........    None                  None                      None          None
ANNUAL FUND OPERATING
 EXPENSES (AS A
 PERCENTAGE OF AVERAGE
 NET ASSETS):
 Management Fees(g).....   0.55%                 0.55%                     0.55%          0.55%
 12b-1 Fees(h):
   Account Maintenance
    Fees................    None                 0.25%                     0.25%          0.10%
   Distribution Fees....    None                 0.25%                     0.35%          None
                                       (Class B shares convert to
                                      Class D shares automatically
                                     after approximately ten years,
                                         cease being subject to
                                      distribution fees and become
                                        subject to lower account
                                            maintenance fees)
 Other Expenses:
   Shareholder Servicing
    Costs(i)............   0.04%                 0.05%                     0.05%          0.04%
   Miscellaneous........   0.06%                 0.06%                     0.06%          0.06%
                           -----                 -----                     -----          -----
     Total Other Ex-
      penses............   0.10%                 0.11%                     0.11%          0.10%
                           -----                 -----                     -----          -----
 Total Fund Operating
  Expenses..............   0.65%                 1.16%                     1.26%          0.75%
                           =====                 =====                     =====          =====

--------
(a) Class A shares are sold to a limited group of investors including existing Class A shareholders and certain fee-based programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"-- page 24 and "Shareholder Services--Fee-Based Programs"--page 35.

(b) Class B shares convert to Class D shares automatically approximately ten years after initial purchase. See "Purchase of Shares --Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 26.

(c) Reduced for purchases of $25,000 and over and waived for purchases of Class A shares by participants in connection with certain fee-based programs. Class A and Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 24.

(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 35.

(e) The CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs" --page 35.

(f) The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs" --page 35.
(g) See "Management of the Trust--Management and Advisory Arrangements"--page
    21.
(h) See "Purchase of Shares--Distribution Plans"--page 29.
(i) See "Management of the Trust--Transfer Agency Services"--page 22.

EXAMPLE:

                                                   CUMULATIVE EXPENSES PAID
                                                      FOR THE PERIOD OF:
                                                -------------------------------
                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
An investor would pay the following expenses
 on a $1,000 investment including the maximum
 $40 initial sales charge (Class A and Class D
 shares only) and assuming (1) the Total Fund
 Operating Expenses for each class set forth
 on page 2; (2) a 5% annual return throughout
 the periods and (3) redemption at the end of
 the period (including any applicable CDSC for
 Class B and Class C shares):
 Class A......................................   $46     $60     $75     $118
 Class B......................................   $52     $57     $64     $141
 Class C......................................   $23     $40     $69     $152
 Class D......................................   $47     $63     $80     $129
An investor would pay the following expenses
 on the same $1,000 investment assuming no re-
 demption at the end of the period:
 Class A......................................   $46     $60     $75     $118
 Class B......................................   $12     $37     $64     $141
 Class C......................................   $13     $40     $69     $152
 Class D......................................   $47     $63     $80     $129

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATE OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATE OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"). Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Fund's Transfer Agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                    MERRILL LYNCH SELECT PRICING SM SYSTEM

  The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing SM System is used by more than 50 registered investment companies advised by Merrill Lynch Asset Management, L.P. ("MLAM") or Fund Asset Management, L.P. ("FAM" or the "Manager"), an affiliate of MLAM. Funds advised by MLAM or FAM that utilize the Merrill Lynch Select Pricing SM System are referred to herein as "MLAM-advised mutual funds."

  Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."

                                                ACCOUNT
                                              MAINTENANCE DISTRIBUTION
   CLASS           SALES CHARGE(/1/)              FEE         FEE             CONVERSION FEATURE
--------------------------------------------------------------------------------------------------------
     A     Maximum 4.00% initial sales            No           No                     No
           charge(/2/)(/3/)
--------------------------------------------------------------------------------------------------------
     B     CDSC for a period of four years,      0.25%        0.25%      B shares convert to D shares
           at a rate  of 4.0% during the                               automatically after approximately
           first year, decreasing                                               ten years(/5/)
            1.0% annually to 0.0%(/4/)
--------------------------------------------------------------------------------------------------------
     C     1.0% CDSC for one year(/6/)           0.25%        0.35%                   No
--------------------------------------------------------------------------------------------------------
     D     Maximum 4.00% initial sales           0.10%         No                     No
           charge(/3/)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. Contingent deferred sales charges ("CDSCs") are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. See "Class A" and "Class D" below.

(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares and certain fee-based programs was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired.

(6) The CDSC may be waived in connection with certain fee-based programs.

Class A:

         Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Other eligible investors include participants in certain fee-based programs. In addition, Class A shares will be offered at net asset value to Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, the Manager and certain other entities directly or indirectly wholly owned and controlled by ML & Co.), and their directors and employees, and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge of 4.00% is reduced for purchases of $25,000 and over and waived for purchases by participants in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Sales charges also are reduced under a right of accumulation that takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."

Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.25%, of the Fund's average net assets attributable to Class B shares as well as a CDSC if they are redeemed within four years of purchase. Such CDSC may be modified in connection with certain fee-based programs. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to a lower account maintenance fee of 0.10% and no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, as will the Class D account maintenance fee of the acquired fund upon the conversion, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares is modified as described under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."

Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.35%, of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a CDSC of 1.0% if they are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Although Class C shares are subject to a CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor who purchases Class C shares will be subject to account maintenance fees and higher distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Trust's Board of Trustees and regulatory limitations.

Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.10% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. The maximum initial sales charge of 4.00% is reduced for purchases of $25,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge, but if the initial sales charge is waived such purchases may be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares except that there is no waiver for purchases of Class D shares in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B." See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."

  The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is most beneficial under his or her particular circumstances.

  Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the CDSC imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation that may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

  Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they are subject to higher distribution fees and forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares-- Limitations on the Payment of Deferred Sales Charges."

                              FINANCIAL HIGHLIGHTS

  The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements for the fiscal year ended September 30, 1997 and the independent auditors' report thereon are included in the Statement of Additional Information. The following per share data and ratios have been derived from information provided in the Fund's audited financial statements. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Trust at the telephone number or address on the front cover of this Prospectus.

                                                         CLASS A
                          ------------------------------------------------------------------------------
                                            FOR THE YEAR ENDED SEPTEMBER 30,
                          ------------------------------------------------------------------------------
                           1997      1996     1995     1994     1993     1992     1991     1990   1989+
                          -------   -------  -------  -------  -------  -------  -------  ------  ------
INCREASE (DECREASE) IN
 NET ASSET VALUE:
PER SHARE OPERATING PER-
 FORMANCE:
Net asset value, begin-
 ning of period.........  $ 11.12   $ 11.04  $ 10.88  $ 12.46  $ 11.77  $ 11.22  $ 10.56  $10.81  $10.85
                          -------   -------  -------  -------  -------  -------  -------  ------  ------
Investment income--net..      .60       .59      .61      .64      .70      .72      .74     .73     .68
Realized and unrealized
 gain (loss) on
 investments--net.......      .34       .08      .16    (1.25)     .80      .55      .66    (.25)   (.04)
                          -------   -------  -------  -------  -------  -------  -------  ------  ------
Total from investment
 operations.............      .94       .67      .77     (.61)    1.50     1.27     1.40     .48     .64
                          -------   -------  -------  -------  -------  -------  -------  ------  ------
Less dividends and dis-
 tributions:
 Investment income--net.     (.60)     (.59)    (.61)    (.64)    (.70)    (.72)    (.74)   (.73)   (.68)
 Realized gain on in-
 vestments--net.........      -- ++     --       --      (.11)    (.11)     --       --      --      --
 In excess of realized
 gain on
  investments--net......      --        --       --      (.22)     --       --       --      --      --
                          -------   -------  -------  -------  -------  -------  -------  ------  ------
Total dividends and dis-
 tributions.............     (.60)     (.59)    (.61)    (.97)    (.81)    (.72)    (.74)   (.73)   (.68)
                          -------   -------  -------  -------  -------  -------  -------  ------  ------
Net asset value, end of
 period.................  $ 11.46   $ 11.12  $ 11.04  $ 10.88  $ 12.46  $ 11.77  $ 11.22  $10.56  $10.81
                          =======   =======  =======  =======  =======  =======  =======  ======  ======
TOTAL INVESTMENT RE-
 TURN:**
Based on net asset value
 per share..............    8.69%     6.19%    7.37%  (5.17)%   13.24%   11.77%   13.61%   4.42%   6.28%#
                          =======   =======  =======  =======  =======  =======  =======  ======  ======
RATIOS TO AVERAGE NET
 ASSETS:
Expenses................     .65%      .66%     .67%     .63%     .64%     .65%     .66%    .67%    .66%*
                          =======   =======  =======  =======  =======  =======  =======  ======  ======
Investment income--net..    5.30%     5.31%    5.67%    5.52%    5.80%    6.28%    6.72%   6.79%   6.82%*
                          =======   =======  =======  =======  =======  =======  =======  ======  ======
SUPPLEMENTAL DATA:
Net assets, end of
 period (in thousands)..  $22,301   $21,762  $23,304  $28,301  $31,976  $18,973  $13,727  $8,905  $3,796
                          =======   =======  =======  =======  =======  =======  =======  ======  ======
Portfolio turnover......   97.22%   114.78%  181.21%  107.96%   38.31%   35.90%   49.78%  53.82%  74.51%
                          =======   =======  =======  =======  =======  =======  =======  ======  ======

--------
 + Class A shares commenced operations on October 25, 1988.

++ Amount is less than $.01 per share.
 * Annualized.
** Total investment returns exclude the effects of sales loads.
# Aggregate total investment return.

                                                                   CLASS B
                          ---------------------------------------------------------------------------------------------------
                                                      FOR THE YEAR ENDED SEPTEMBER 30,
                          ---------------------------------------------------------------------------------------------------
                            1997       1996      1995      1994      1993      1992      1991      1990      1989      1988
                          --------   --------  --------  --------  --------  --------  --------  --------  --------  --------
INCREASE (DECREASE) IN
 NET ASSET VALUE:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of year......  $  11.12   $  11.04  $  10.88  $  12.46  $  11.77  $  11.23  $  10.57  $  10.81  $  10.66  $  10.04
                          --------   --------  --------  --------  --------  --------  --------  --------  --------  --------
Investment income--net..       .54        .54       .56       .58       .64       .67       .67       .68       .69       .70
Realized and unrealized
 gain (loss) on
 investments--net.......       .34        .08       .16     (1.25)      .80       .54       .66      (.24)      .15       .62
                          --------   --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from investment
 operations.............       .88        .62       .72      (.67)     1.44      1.21      1.33       .44       .84      1.32
                          --------   --------  --------  --------  --------  --------  --------  --------  --------  --------
Less dividends and
 distributions:
 Investment income--net.      (.54)      (.54)     (.56)     (.58)     (.64)     (.67)     (.67)     (.68)     (.69)     (.70)
 Realized gain on
  investments--net......       -- **      --        --       (.11)     (.11)      --        --        --        --        --
 In excess of realized
  gain on investments--
  net...................       --         --        --       (.22)      --        --        --        --        --        --
                          --------   --------  --------  --------  --------  --------  --------  --------  --------  --------
Total dividends and
 distributions..........      (.54)      (.54)     (.56)     (.91)     (.75)     (.67)     (.67)     (.68)     (.69)     (.70)
                          --------   --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end of
 year...................  $  11.46   $  11.12  $  11.04  $  10.88  $  12.46  $  11.77  $  11.23  $  10.57  $  10.81  $  10.66
                          ========   ========  ========  ========  ========  ========  ========  ========  ========  ========
TOTAL INVESTMENT
 RETURN:*
Based on net asset value
 per share..............     8.14%      5.66%     6.82%   (5.66)%    12.67%    11.12%    13.03%     4.00%     8.16%    13.35%
                          ========   ========  ========  ========  ========  ========  ========  ========  ========  ========
RATIOS TO AVERAGE NET
 ASSETS:
Expenses................     1.16%      1.16%     1.18%     1.14%     1.14%     1.16%     1.17%     1.18%     1.16%     1.17%
                          ========   ========  ========  ========  ========  ========  ========  ========  ========  ========
Investment income--net..     4.79%      4.80%     5.16%     5.02%     5.32%     5.79%     6.23%     6.28%     6.38%     6.62%
                          ========   ========  ========  ========  ========  ========  ========  ========  ========  ========
SUPPLEMENTAL DATA:
Net assets, end of year
 (in thousands).........  $279,754   $403,403  $564,963  $645,341  $733,981  $616,590  $568,958  $566,095  $635,227  $641,623
                          ========   ========  ========  ========  ========  ========  ========  ========  ========  ========
Portfolio turnover......    97.22%    114.78%   181.21%   107.96%    38.31%    35.90%    49.78%    53.82%    74.51%    99.61%
                          ========   ========  ========  ========  ========  ========  ========  ========  ========  ========

-------
* Total investment returns exclude the effects of sales loads.
** Amount is less than $.01 per share.

                        FINANCIAL HIGHLIGHTS (CONCLUDED)

                                      CLASS C                             CLASS D
                          ---------------------------------- -------------------------------------
                             FOR THE                             FOR THE
                           YEAR ENDED       FOR THE PERIOD      YEAR ENDED        FOR THE PERIOD
                          SEPTEMBER 30,    OCTOBER 21, 1994+  SEPTEMBER 30,      OCTOBER 21, 1994+
                          ---------------  TO SEPTEMBER 30,  ------------------  TO SEPTEMBER 30,
                           1997     1996         1995          1997      1996          1995
                          ------   ------  ----------------- --------   -------  -----------------
INCREASE (DECREASE) IN
 NET ASSET VALUE:
Per Share Operating Per-
 formance:
Net asset value, begin-
 ning of period.........  $11.12   $11.04       $ 10.76      $  11.11   $ 11.03       $ 10.76
                          ------   ------       -------      --------   -------       -------
Investment income--net..     .53      .52           .51           .58       .58           .56
Realized and unrealized
 gain on
 investments--net.......     .35      .08           .28           .35       .08           .27
                          ------   ------       -------      --------   -------       -------
Total from investment
 operations.............     .88      .60           .79           .93       .66           .83
                          ------   ------       -------      --------   -------       -------
LESS DIVIDENDS AND DIS-
 TRIBUTIONS:
Investment income-net...    (.53)    (.52)         (.51)         (.58)     (.58)         (.56)
Realized gain on invest-
 ments--net.............      --++    --            --             --++     --            --
                          ------   ------       -------      --------   -------       -------
Total dividends and dis-
 tributions.............    (.53)    (.52)         (.51)         (.58)     (.58)         (.56)
                          ------   ------       -------      --------   -------       -------
Net asset value, end of
 period.................  $11.47   $11.12       $ 11.04      $  11.46   $ 11.11       $ 11.03
                          ======   ======       =======      ========   =======       =======
TOTAL INVESTMENT RE-
 TURN:**
Based on net asset value
 per share..............    8.13%    5.55%        7.57%#         8.68%     6.09%        7.99%#
                          ======   ======       =======      ========   =======       =======
RATIOS TO AVERAGE NET
 ASSETS:
Expenses................    1.26%    1.27%        1.27%*          .75%      .76%         .76%*
                          ======   ======       =======      ========   =======       =======
Investment income--net..    4.69%    4.70%        4.91%*         5.20%     5.21%        5.46%*
                          ======   ======       =======      ========   =======       =======
SUPPLEMENTAL DATA:
Net assets, end of pe-
 riod (in thousands)....  $5,034   $4,175       $ 3,556      $139,511   $94,297       $ 2,572
                          ======   ======       =======      ========   =======       =======
Portfolio turnover......   97.22%  114.78%      181.21%         97.22%   114.78%      181.21%
                          ======   ======       =======      ========   =======       =======

--------
 + Commencement of operations.

++ Amount is less than $.01 per share.
 * Annualized.
** Total investment returns exclude the effects of sales loads.

# Aggregate total investment return.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal income tax and New York State and New York City personal income taxes as is consistent with prudent investment management. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of long-term obligations issued by or on behalf of New York State, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands, and Guam. Obligations exempt from Federal income taxes are referred to herein as "Municipal Bonds" and obligations exempt from Federal income tax and New York State and New York City personal income taxes are referred to as "New York Municipal Bonds." Unless otherwise indicated, references to Municipal Bonds shall be deemed to include New York Municipal Bonds. The Fund at all times, except during temporary defensive periods, will maintain at least 65% of its total assets invested in New York Municipal Bonds. The investment objective of the Fund as set forth in the first sentence of this paragraph is a fundamental policy and may not be changed without shareholder approval. At times, the Fund will seek to hedge its portfolio through the use of futures transactions to reduce volatility in the net asset value of Fund shares.

  Municipal Bonds may include several types of bonds. The Fund may also invest in variable rate demand obligations ("VRDOs"). The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. At least 80% of the Municipal Bonds purchased by the Fund will be what are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ("Moody's") (currently Aaa, Aa, A and
Baa), Standard & Poor's a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") (currently AAA, AA, A and BBB) or Fitch IBCA, Inc. ("Fitch") (currently AAA, AA, A and BBB). If Municipal Bonds are unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager to obligations in which the Fund may invest. Municipal Bonds rated in the fourth highest rating category, while considered "investment grade," have certain speculative characteristics and are more likely to be downgraded to non-investment grade than obligations rated in one of the top three rating categories. See Appendix II--"Ratings of Municipal Bonds" in the Statement of Additional Information for more information regarding ratings of debt securities. An issue of rated Municipal Bonds may cease to be rated or its rating may be reduced below "investment grade" subsequent to its purchase by the Fund. If an obligation is downgraded below investment grade, the Manager will consider factors such as price, credit risk, market conditions, financial condition of the issuer and interest rates to determine whether to continue to hold the obligation in the Fund's portfolio.

  The Fund may invest up to 20% of its total assets in Municipal Bonds that are rated below Baa by Moody's or below BBB by Standard & Poor's or Fitch or which, in the Manager's judgment, possess similar credit characteristics. Such securities, sometimes referred to as "high yield" or "junk" bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The market prices of high-yielding, lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. In purchasing such securities, the Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of the issuer of such securities. The Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of its management and regulatory matters. See "Investment Objective and Policies" in the Statement of Additional Information for a more detailed discussion of the pertinent risk factors involved in investing in "high yield" or "junk" bonds and Appendix II--"Ratings of Municipal Bonds" in the Statement of Additional Information for additional information regarding ratings of debt securities. The Fund does not intend to purchase debt securities that are in default or which the Manager believes will be in default.

  Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Trustees and the Manager will take into account in assessing the quality of such bonds not only the creditworthiness of the issuer of such bonds but also the creditworthiness of the financial institution.

  The Fund's investments may also include VRDOs and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution. The VRDOs in which the Fund will invest are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days' notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

  VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to the Fund's restriction on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

  The Fund ordinarily does not intend to realize investment income not exempt from Federal income tax and New York State and New York City personal income taxes. However, to the extent that suitable New York Municipal Bonds are not available for investment by the Fund, the Fund may purchase Municipal Bonds issued by other states, their agencies and instrumentalities, the interest income on which is exempt, in the opinion of bond counsel to the issuer, from Federal income tax, but not New York State and New York City personal income taxation. The Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities to be exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Other Non-Municipal Tax-Exempt Securities could include trust certificates or other derivative instruments evidencing interests in one or more long-term municipal securities.

  Under normal circumstances, except when acceptable securities are unavailable as determined by the Manager, the Fund will invest at least 65% of its total assets in New York Municipal Bonds. Under normal conditions, the Fund anticipates that the average weighted maturity of its portfolio generally will be in excess of ten years. For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 35% of its total assets in tax-exempt or taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as "Temporary Investments"), except that taxable Temporary Investments shall not exceed 20% of the Fund's net assets. The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-4/VMIG-4 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody's), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by Standard & Poor's), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch) or, if unrated, of comparable quality in the opinion of the Manager. The Fund at all times will have at least 80% of its net assets invested in securities the interest on which is exempt from Federal taxation. However, interest received on certain otherwise tax-exempt securities which are classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) may be subject to Federal alternative minimum tax. The percentage of the Fund's total assets invested in "private activity bonds" will vary during the year. See "Distributions and Taxes." In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant. The investment objective of the Fund and the policies set forth in this paragraph are fundamental policies of the Fund which may not be changed without a vote of a majority of the outstanding shares of the Fund. The Fund's hedging strategies, which are described in more detail under "Financial Futures Transactions and Options," are not fundamental policies and may be modified by the Trustees of the Trust without the approval of the Fund's shareholders.

POTENTIAL BENEFITS

  Investment in shares of the Fund offers several benefits. The Fund offers investors the opportunity to receive income exempt from Federal income tax and New York State and New York City personal income taxes and to own shares in a professionally managed portfolio consisting primarily of long-term New York Municipal Bonds. The Fund also provides liquidity because of its redemption features and relieves the investor of the burdensome administrative details involved in managing a portfolio of tax-exempt securities. The benefits of investing in the Fund are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management fee and operational costs and, in the case of certain classes of shares, the account maintenance and distribution costs.

SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL BONDS

  The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which the Fund may invest may be characterized as derivative instruments. See "Description of Municipal Bonds" and "Financial Futures Transactions and Options."

  Moreover, the Fund ordinarily will invest at least 65% of its assets in New York Municipal Bonds, and therefore it is more susceptible to factors adversely affecting issuers of New York Municipal Bonds than is a municipal bond mutual fund that is not concentrated in issuers of New York Municipal Bonds to this degree.

New York State, New York City and other New York public bodies have sometimes encountered financial difficulties of a type that could have an adverse effect with respect to the performance of the Fund. Currently, Moody's, Standard & Poor's and Fitch rate New York City's general obligation bonds Baa1, BBB+ and A-, respectively. Moody's, Standard & Poor's and Fitch currently rate New York State's general obligation bonds A2, A and A+, respectively.

   The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation changing the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Municipal Bonds or the New York Municipal Bonds in which the Fund invests.

  The Manager does not believe that the current economic conditions in New York or other factors described above will have a significant adverse effect on the Fund's ability to invest in high quality New York Municipal Bonds. Because the Fund's portfolio will be comprised primarily of investment grade securities, the Fund is expected to be less subject to market and credit risks than a fund that invests primarily in lower quality New York Municipal Bonds. For a discussion of economic and other conditions in the State of New York, see Appendix I--"Economic Conditions in New York"--in the Statement of Additional Information.

DESCRIPTION OF MUNICIPAL BONDS

  Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction and equipping of a wide range of public facilities (including water, sewer, gas, electricity, solid waste, health care, transportation, education and housing facilities), refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately operated facilities, including certain local facilities for the water supply, gas, electricity, sewage or solid waste disposal facilities and other specialized facilities. For purposes of this Prospectus, such obligations are Municipal Bonds if the interest paid thereon is excluded from gross income for purposes of Federal income taxation and, in the case of New York Municipal Bonds, exempt from New York personal income tax, even though such bonds may be "private activity bonds" as discussed below.

  The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds, which latter category includes industrial development bonds ("IDBs") and, for bonds issued after August 15, 1986, private activity bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity's creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes, and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state's or entity's control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base.

  Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

  The Fund may purchase IDBs and private activity bonds. IDBs and private activity bonds are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. IDBs and private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity's dependence on revenues for the operation of the particular facility being financed. The Fund may invest more than 25% of its total assets in IDBs or private activity bonds. The Fund may also invest in so-called "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

  The Fund may invest in Municipal Bonds (and Non-Municipal Tax-Exempt Securities) the return on which is based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates or based on the value of gold or some other commodity. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of the index. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to the risk with respect to the value of the particular index. Interest and principal payable on the Municipal Bonds may also be based on relative changes among particular indices. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term market rates increase and increase as short-term market rates decline. The Fund's return on such Municipal Bonds (and Non-Municipal Tax-Exempt Securities) will be subject to risk with respect to the value of the particular index, which may include reduced or eliminated interest payments and losses of invested principal. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets.

The Manager, however, believes that indexed and inverse floating obligations represent flexible portfolio management instruments for the Fund which allow the Fund to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions.

  Also included within the general category of Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments would exceed 15% of the Fund's total assets. The Fund may, however, invest without regard to such limitation in lease obligations which the Manager, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's, or BBB or better by Standard & Poor's or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the obligations rated below investment grade, the Manager must, among other things, also review the creditworthiness of the state or political subdivisions obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

  The value of bonds and other fixed-income obligations may fall when interest rates rise and rise when interest rates fall. In general, bonds and other fixed-income obligations with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities. Under normal conditions, it is generally anticipated that the Fund's average maturity will be in excess of ten years.

  Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation which may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

CALL RIGHTS

  The Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Municipal Bond will expire without value.

The economic effect of holding both the Call Right and the related Municipal Bond is identical to that of holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS

  The Fund may purchase or sell Municipal Bonds on a delayed delivery basis or a when-issued basis at fixed purchase terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the forward commitment.

FINANCIAL FUTURES TRANSACTIONS AND OPTIONS

  The Fund is authorized to purchase and sell certain exchange traded financial futures contracts ("financial futures contracts") solely for the purpose of hedging its investments in Municipal Bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Fund's investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts. Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. Recent legislation has created new categories of capital gains taxable at different rates, which the Fund may pass through to shareholders. See "Distributions and Taxes--Taxes."

  The Fund deals in financial futures contracts traded on the Chicago Board of Trade based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large, recently issued tax-exempt bonds. There can be no assurance, however, that a liquid secondary market will exist to terminate any particular financial futures contract at any specific time. If it is not possible to close a financial futures position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close financial futures positions also could have an adverse impact on the Fund's ability to hedge effectively. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a financial futures contract.

  The Fund may purchase and sell financial futures contracts on U.S. Government securities and write and purchase put and call options on such futures contracts as a hedge against adverse changes in interest rates as described more fully in the Statement of Additional Information. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills.

  Subject to policies adopted by the Trustees, the Fund also may engage in other financial futures contracts transactions and options thereon, such as financial futures contracts or options on other municipal bond indexes which may become available, if the Manager of the Fund and the Trustees of the Trust should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

  Utilization of futures transactions and options thereon involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the security which is the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying futures contracts have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as a basis for a financial futures contract. Finally, in the case of futures contracts on U.S. Government securities and options on such futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

  Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Fund being deemed to be a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) only for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margins and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts and options. (However, as stated above, the Fund intends to engage in options and futures transactions only for hedging purposes.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

  When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

  Although certain risks are involved in options and futures transactions, the Manager believes that, because the Fund will engage in futures transactions only for hedging purposes, the futures portfolio strategies of the Fund will not subject the Fund to certain risks frequently associated with speculation in futures transactions.

  The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

  The successful use of transactions in futures also depends on the ability of the Manager to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a futures contract is held by the Fund or moves in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

  Reference is made to the Statement of Additional Information for further information on financial futures contracts and certain options thereon.

REPURCHASE AGREEMENTS

  As Temporary Investments, the Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer or an affiliate thereof in U.S. Government securities. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security from the Fund at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days if such investments together with the Fund's other illiquid investments, exceed 15% of the Fund's total assets. In the event of default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.

INVESTMENT RESTRICTIONS

  The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies which are fundamental policies of the Fund may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act, which means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. Among its fundamental policies, the Fund may not invest more than 25% of its total assets, taken at market value at the time of each investment, in securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). (For purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.) Investment restrictions and policies which are non-fundamental policies may be changed by the Board of Trustees without shareholder approval. As a non-fundamental policy, the Fund may not borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. In addition, the Fund will not purchase securities while borrowings are outstanding.

  As a non-fundamental policy, the Fund will not invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Trust has otherwise determined to be liquid pursuant to applicable law.

  The Fund's investments will be limited so as to qualify as a "regulated investment company" for purposes of the Code. See "Distributions and Taxes-- Taxes." To qualify, among other requirements, the Trust will limit the Fund's investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issued securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal tax requirements. The Fund is "diversified" under the 1940 Act and must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

  Investors are referred to the Statement of Additional Information for a complete description of such restrictions and policies.

                            MANAGEMENT OF THE TRUST

TRUSTEES

  The Trustees of the Trust consist of six individuals, five of whom are not "interested persons" of the Trust as defined in the 1940 Act. The Trustees are responsible for the overall supervision of the operations of the Trust and the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

  The Trustees are:

    Arthur Zeikel*--Chairman of the Manager and its affiliate, MLAM; and Executive Vice President of ML & Co.

    James H. Bodurtha--Director and Executive Vice President, The China Business Group, Inc.

    Herbert I. London--John M. Olin Professor of Humanities, New York
  University.

    Robert R. Martin--Former Chairman, Kinnard Investments, Inc.

    Joseph L. May--Attorney in private practice.

    Andre F. Perold--Professor, Harvard Business School.
--------
* Interested person, as defined in the 1940 Act, of the Trust.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  The Manager, which is an affiliate of MLAM and is owned and controlled by ML & Co., a financial services holding company, acts as the Manager for the Fund and provides the Fund with management services. The Manager or MLAM acts as the investment adviser to more than 140 registered investment companies. MLAM also provides investment advisory services to individuals and institutions. As of November 30, 1997, the Manager and MLAM had a total of approximately $273.9 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager.

  Subject to the direction of the Trustees, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Trust and the Fund.

  Roberto Roffo has been the Portfolio Manager of the Fund since 1996. He has been a Vice President of MLAM since 1996 and a Portfolio Manager thereof since 1992.

  Pursuant to the Management Agreement between the Manager and the Trust on behalf of the Fund (the "Management Agreement"), the Manager is entitled to receive compensation at the annual rate of 0.55% of the average daily net assets of the Fund. Effective December 23, 1987, the Manager voluntarily agreed to waive the amount of compensation set forth in the Management Agreement and instead has agreed to receive from the Fund a monthly fee based upon the average daily net assets of the Fund at the following annual rates: 0.55% of the average daily net assets not exceeding $500 million; 0.525% of the average daily net assets exceeding $500 million but not exceeding $1.0 billion and 0.50% of the average daily net assets exceeding $1.0 billion. For the fiscal year ended September 30, 1997, the fee paid by the Fund to the Manager was $2,697,119 (based on average daily net assets of approximately $490.6 million).

  The Management Agreement obligates the Trust and the Fund to pay certain expenses incurred in the Fund's operations, including, among other things, the management fee, legal and audit fees, unaffiliated Trustees' fees and expenses, registration fees, custodian and transfer agency fees, accounting and pricing costs, and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Fund by the Manager and the Fund reimburses the Manager for its costs in connection with such services. For the fiscal year ended September 30, 1997, the Fund reimbursed the Manager $64,284 for accounting services. For the fiscal year ended September 30, 1997, the ratio of total expenses to average net assets was 0.65% for Class A shares, 1.16% for Class B shares, 1.26% for Class C shares and 0.75% for Class D shares.

CODE OF ETHICS

  The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

  The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES

  The Transfer Agent, a subsidiary of ML & Co., acts as the Trust's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co. For the fiscal year ended September 30, 1997, the total fee paid by the Fund to the Transfer Agent pursuant to the Transfer Agency Agreement was $234,098.

                              PURCHASE OF SHARES

  The Distributor, an affiliate of each of the Manager, MLAM and Merrill Lynch, acts as the Distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for participants in certain fee-based programs, the minimum initial purchase is $500 and the minimum subsequent purchase is $50.

  The Fund is offering its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing SM System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m. New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on that day, provided the Distributor in turn receives the order from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. Any order may be rejected by the Distributor or the Trust. The Trust or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Fund's Transfer Agent are not subject to the processing fee.

  The Fund issues four classes of shares under the Merrill Lynch Select Pricing SM System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC and ongoing distribution fees and higher account maintenance fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System is set forth under "Merrill Lynch Select Pricing SM System" on page 3.

  Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class

D shares may be available for purchase through securities dealers, other than Merrill Lynch, that are eligible to sell shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System:

                                              ACCOUNT
                                            MAINTENANCE      DISTRIBUTION
  CLASS         SALES CHARGE(/1/)               FEE              FEE           CONVERSION FEATURE
--------------------------------------------------------------------------------------------------------
     A        Maximum 4.00% initial
              sales charge(/2/)(/3/)             No               No                   No
--------------------------------------------------------------------------------------------------------
     B      CDSC for a period of four           0.25%            0.25%
             years, at a rate of 4.0%                                        B shares convert to D
              during the first year,                                          shares automatically
             decreasing 1.0% annually                                                after
                     to 0.0%(/4/)                                           approximately ten years(/5/)
--------------------------------------------------------------------------------------------------------
     C        1.0% CDSC for one year(/6/)       0.25%            0.35%                 No
--------------------------------------------------------------------------------------------------------
     D        Maximum 4.00% initial
                sales charge(/3/)               0.10%             No                   No

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Initial Sales Charge
    Alternatives--Class A and Class D Shares--Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs.

(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares and certain fee-based programs may be modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

(6) The CDSC may be waived in connection with certain fee-based programs.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

  The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternative is the next determined net asset value plus varying sales charges (i.e., sales load), as set forth below.

                              SALES CHARGE   SALES CHARGE       DISCOUNT TO
                              AS PERCENTAGE AS PERCENTAGE*  SELECTED DEALERS AS
                               OF OFFERING    OF THE NET     PERCENTAGE OF THE
    AMOUNT OF PURCHASE            PRICE     AMOUNT INVESTED   OFFERING PRICE
    ------------------        ------------- --------------- -------------------
Less than $25,000............     4.00%          4.17%             3.75%
$25,000 but less than
 $50,000.....................     3.75           3.90              3.50
$50,000 but less than
 $100,000....................     3.25           3.36              3.00
$100,000 but less than
 $250,000....................     2.50           2.56              2.25
$250,000 but less than
 $1,000,000..................     1.50           1.52              1.25
$1,000,000 and over**........     0.00           0.00              0.00

--------
 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more and on Class A purchases by certain participants in connection with certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The charge will be assessed on an amount equal to the lesser of the proceeds of the redemption or the cost of the shares being redeemed.

  The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act of 1933, as amended. For the fiscal year ended September 30, 1997, the Fund sold 723,895 Class A shares for aggregate net proceeds of $8,125,178. The gross sales charges for the sale of Class A shares of the Fund for that year were $8,710, of which $946 and $7,764 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended September 30, 1997, the Fund received no CDSCs with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. For the fiscal year ended September 30, 1997, the Fund sold 156,140 Class D shares for aggregate net proceeds of $1,754,784. The gross sales charges for the sale of Class D shares of the Fund for the year were $22,686, of which $2,411 and $20,275 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended September 30, 1997, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.

  Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares in a shareholder account are entitled to purchase additional Class A shares in that account. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program or branch has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquire shares of MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met. In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLAM-advised mutual funds.

  Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors." See "Shareholder Services--Fee-Based Programs."

  Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access SM Accounts available through authorized employers. Class A shares are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, subject to certain conditions, Class A and Class D shares are offered at net asset value to shareholders of Merrill Lynch

Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc., who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of common stock, pursuant to tender offers conducted by those funds.

  Class D shares are offered at net asset value without sales charges to an investor who has a business relationship with a Merrill Lynch financial consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.

  Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four-year CDSC which declines each year, while Class C shares are subject only to a one year 1.0% CDSC. On the other hand, approximately ten years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and Class B and Class C shares are subject to distribution fees of 0.25% and 0.35%, respectively, of net assets as discussed under "Distribution Plans."

  Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

  Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to a lower account maintenance fee and no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired.

  Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services-- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Contingent Deferred Sales Charges--Class B Shares. Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The following table sets forth the Class B CDSC:

                                                                   CDSC AS A
                                                                 PERCENTAGE OF
                                                                 DOLLAR AMOUNT
                                                                  SUBJECT TO
     YEAR SINCE PURCHASE PAYMENT MADE                               CHARGE
     --------------------------------                            -------------
     0-1........................................................     4.0%
     1-2........................................................     3.0%
     2-3........................................................     2.0%
     3-4........................................................     1.0%
     4 and thereafter...........................................     None

  For the fiscal year ended September 30, 1997, the Distributor received CDSCs of $406,117 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

  In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

  The Class B CDSC is waived on redemptions of shares following the death or disability (as defined in the Code) of a shareholder. The Class B CDSC also is waived for any Class B shares that are purchased within qualifying Employee Access SM Accounts. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information. The terms of the CDSC may be modified in connection with redemptions to fund participation in certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

  Contingent Deferred Sales Charges--Class C Shares. Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. For the fiscal year ended September 30, 1997, the Distributor received CDSCs of $1,035 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch. The Class C CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

  In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.10% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

  Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

  In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired.

  The conversion period also may be modified for investors who participate in certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

DISTRIBUTION PLANS

  The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the 1940 Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

  The Distribution Plans for Class B, Class C and Class D shares each provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.25%, 0.25% and 0.10%, respectively, of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

  The Distribution Plans for Class B and Class C shares each provides that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% and 0.35%, respectively, of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

  For the fiscal year ended September 30, 1997, the Fund paid the Distributor $1,693,589 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $338.7 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended September 30, 1997, the Fund paid the Distributor $26,560 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $4.4 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended September 30, 1997, the Fund paid the Distributor $124,649 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $124.6 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

  Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation.

  As of December 31, 1996, the last date for which fully allocated accrual data is available, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded fully allocated accrual revenues by approximately $5,503,000 (1.48% of Class B net assets at that date). As of September 30, 1997, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $22,167,237 (7.92% of Class B net assets at that date). As of December 31, 1996, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class C shares exceeded fully allocated revenues by approximately $35,000 (0.88% of Class C net assets at that date). As of September 30, 1997, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $29,534 (0.59% of Class C net assets at that date).

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the Fund's distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges) plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payments in excess of the amount payable under the NASD formula will not be made.

  The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Trustees of the Trust will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Trustees will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives--Conversion of Class B Shares to Class D Shares."

                              REDEMPTION OF SHARES

  The Trust is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

REDEMPTION

  A shareholder wishing to redeem shares may do so without charge by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

  At various times the Trust may be requested to redeem Fund shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a United States bank). The Trust may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such Fund shares, which will not exceed 10 days.

REPURCHASE

  The Trust also will repurchase Fund shares through a shareholder's listed securities dealer. The Trust normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the regular close of business on the NYSE (generally, 4:00 p.m., New York time) on the day received, and such request is received by the Trust from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Trust not later than 30 minutes after the close of business on the NYSE, in order to obtain that day's closing price.

  The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Trust (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Trust. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Fund's Transfer Agent are not subject to the processing fee. The Trust reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Trust may redeem Fund shares as set forth above.

  Redemption payments will be made within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.

REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES

  Shareholders who have redeemed their Class A or Class D shares have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                              SHAREHOLDER SERVICES

  The Trust offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or to change options with respect thereto, can be obtained from the Trust by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. Shareholders may make additions to their Investment Accounts at any time by mailing a check directly to the Transfer Agent. Shareholders may also maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for such shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence.

EXCHANGE PRIVILEGE

  U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

  Under the Merrill Lynch Select Pricing SM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

  Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

  Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.

  Shares of the Fund that are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund.

  Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

  Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

  Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund, without a sales charge, at the net asset value per share at the close of business on the monthly payment date for such dividends and distributions. A shareholder may at any time, by written notification to Merrill Lynch, if the shareholder's account is maintained with Merrill Lynch, or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends or both dividends and capital gains distributions paid in cash, rather than reinvested, in which event payment will be mailed monthly. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

SYSTEMATIC WITHDRAWAL PLANS

  A shareholder may elect to receive systematic withdrawal payments from his or her Investment Account through automatic payment by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis. Alternatively, a shareholder whose shares are held within a CMA (R) or CBA (R) account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA (R) or CBA (R) Systematic Redemption Program, subject to certain conditions. With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Contingent Deferred Sales Charges--Class B Shares" and "--Contingent Deferred Sales Charges--Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."

AUTOMATIC INVESTMENT PLANS

  Regular additions of Class A, Class B, Class C and Class D shares may be made to an investor's Investment Account by pre-arranged charges of $50 or more to his regular bank account. Alternatively, investors who maintain CMA (R) or CBA (R) accounts may arrange to have periodic investments made in the Fund in their CMA (R) or CBA (R) accounts or in certain related accounts in amounts of $100 or more through the CMA (R) or CBA (R) Automated Investment Program.

FEE-BASED PROGRAMS

  Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at
(800) MER-FUND or (800) 637-3863.

                             PORTFOLIO TRANSACTIONS

  The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Municipal Bonds and other securities in which the Fund invests are traded primarily in the over-the-counter market. Where possible, the Trust deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Trust to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities, and the firm's risk in positioning the securities involved and the provision of supplemental investment research by the firm. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

  The sale of shares of the Fund may be taken into consideration as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. The portfolio securities of the Fund generally are traded on a principal basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads. Under the 1940 Act, persons affiliated with the Trust, including Merrill Lynch, are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless such trading is permitted by an exemptive order issued by the Commission. The Trust has obtained an exemptive order permitting it to engage in certain principal transactions with Merrill Lynch involving high quality short-term Municipal Bonds subject to certain conditions. During the fiscal year ended September 30, 1997 the Fund engaged in one such transaction having an aggregate dollar amount of approximately $700,000. In addition, the Fund may not purchase securities, including Municipal Bonds, during the existence of any underwriting syndicate of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Trustees of the Trust which either comply with rules adopted by the Commission or with interpretations of the Commission staff. An affiliated person of the Trust may serve as its broker in over-the-counter transactions conducted by the Fund on an agency basis only.

  Portfolio Turnover. Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to its Manager. As a result of the investment policies described herein, under certain market conditions the Fund's portfolio turnover may be higher than that of other investment companies; however, it is extremely difficult to predict portfolio turnover rates with any degree of accuracy. Higher portfolio turnover may contribute to higher transactional costs and negative tax consequences, such as an increase in capital gain dividends or in ordinary income dividends representing accrued market discount. See "Distributions and Taxes." (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.)

                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

  The net investment income of the Fund is declared as dividends daily prior to the determination of the net asset value which is calculated 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on that day. The net investment income of the Fund for dividend purposes consists of interest earned on portfolio securities, less expenses, in each case computed since the most recent determination of net asset value. Expenses of the Fund, including the management fees and the account maintenance and distribution fees, are accrued daily. Dividends of net investment income are declared daily and reinvested monthly in the form of additional full and fractional shares of the Fund at net asset value as of the close of business on the "payment date" unless the shareholder elects to receive such dividends in cash. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding from the settlement date of a purchase order to the day prior to the settlement date of a redemption order.

  All net realized capital gains, if any, are declared and distributed to the Fund's shareholders at least annually. Capital gains distributions will be reinvested automatically in shares of the Fund unless the shareholder elects to receive such distributions in cash.

  The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Additional Information-- Determination of Net Asset Value."

  See "Shareholder Services" for information as to how to elect either dividend reinvestment or cash payments. Portions of dividends and distributions which are taxable to shareholders as described below are subject to income tax whether they are reinvested in shares of the Fund or received in cash.

TAXES

  The Trust intends to continue to qualify the Fund for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause the Fund to distribute substantially all of such income.

  To the extent that the dividends distributed to the Fund's Class A, Class B, Class C and Class D shareholders (together, the "shareholders") are derived from interest income exempt from Federal income tax under Code section 103(a) and are properly designated as "exempt-interest dividends" by the Trust, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security and railroad retirement benefits subject to Federal income taxes. The portion of such exempt-interest dividends paid from interest received by the Fund from New York Municipal Bonds also will be exempt from New York State and New York City personal income taxes. Shareholders subject to income taxation by states other than New York will realize a lower after-tax rate of return than New York shareholders since the dividends distributed by the Fund generally will not be exempt, to any significant degree, from income taxation by such other states. The Trust will inform shareholders annually as to the portion of the Fund's distributions which constitutes exempt-interest dividends and the portion which is exempt from New York State and New York City personal income taxes. Interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible for Federal income tax purposes or for New York personal income tax purposes to the extent attributable to exempt-interest dividends. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds or private activity bonds held by the Fund should consult their tax advisors before purchasing Fund shares.

  Exempt-interest dividends paid to a corporate shareholder will be subject to New York State corporation franchise tax and New York City general corporation tax. Distributions from investment income and capital gains of the Fund, including exempt-interest dividends, may be subject to taxes in states other than New York and may be subject to local taxes. Accordingly, investors in the Fund should consult their tax advisors with respect to the application of such taxes to the receipt of Fund dividends and to the holding of shares in the Fund.

  To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal income tax purposes and New York State and New York City personal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares and, for New York State and New York City personal income tax purposes, are treated as capital gains which are taxed at ordinary income tax rates. Recent legislation creates additional categories of capital gains taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends, ordinary income dividends or capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

  All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax applies to interest received on "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference," which could subject certain investors in such bonds, including shareholders of the Fund, to an alternative minimum tax. The Fund will purchase such "private activity bonds," and the Trust will report to shareholders within 60 days after the Fund's taxable year-end the portion of the Fund's dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  Under certain Code provisions, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury regulations and New York tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder, and New York tax laws and regulations. The Code and the Treasury regulations, as well as the New York tax laws and regulations, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Shareholders are urged to consult their tax advisors regarding the availability of any exemptions from state or local taxes (other than those imposed by New York) and with specific questions as to Federal, foreign, state or local taxes.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return, yield and tax equivalent yield for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return, yield and tax equivalent yield are computed separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

  Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to waiver of the CDSC in the case of Class B shares or reduced sales loads in the case of Class A and Class D shares, the performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses is deducted. See "Purchase of Shares." The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

  Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by
(b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of the Fund's yield that is tax-exempt by (b) one minus a stated tax rate and (c) adding the result to that part, if any, of the Fund's yield that is not tax-exempt. The yield for the 30-day period ended September 30, 1997, was 4.40% for Class A shares, 4.07% for Class B shares, 3.97% for Class C shares and 4.30% for Class D shares and the tax-equivalent yield for the same period (based on a Federal income tax rate of 28%) was 6.11% for Class A shares, 5.66% for Class B shares, 5.51% for Class C shares and 5.97% for Class D shares.

  Total return, yield and tax-equivalent yield figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return, yield and tax-equivalent yield will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, the Fund may compare its performance to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar"), and CDA Investment Technology, Inc., or to data contained in publications such as Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine and Fortune Magazine. From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all classes of the Fund is determined by the Manager once daily, 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open for trading. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and the Distributor, are accrued daily.

  The per share net asset value of the Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution fees, higher account maintenance fees and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.

ORGANIZATION OF THE TRUST

  The Trust is a business trust organized on August 2, 1985 under the laws of Massachusetts. On October 1, 1987, the Trust changed its name from "Merrill Lynch Multi-State Tax-Exempt Series Trust" to "Merrill Lynch Multi-State Municipal Bond Series Trust," and on December 22, 1987 the Trust again changed its name to "Merrill Lynch Multi-State Municipal Series Trust." The Trust is an open-end management investment company comprised of separate series ("Series"), each of which is a separate portfolio offering shares to selected groups of purchasers. Each of the Series is managed independently in order to provide to shareholders who are residents of the state to which such Series relates as high a level of income exempt from Federal, and in certain cases state and local income taxes as is consistent with prudent investment management. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, $.10 par value per share, of different classes. Shareholder approval is not required for the authorization of additional Series or classes of a Series of the Trust. At the date of this Prospectus, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent interests in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses relating to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses relating to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to distribution and/or account maintenance expenditures, as applicable. See "Purchase of Shares." The Trustees of the Trust may classify and reclassify the shares of any Series into additional or other classes at a future date.

  Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held in the election of Trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There normally will be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Trust will be required to call a special meeting of shareholders of a Series in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of a Series. Except as set forth above, the Trustees shall continue to hold office and appoint successor Trustees. Upon liquidation or dissolution of a Series, each issued and outstanding share is entitled to participate equally in dividends and distributions declared with respect to that Series and in net assets of such Series remaining after satisfaction of outstanding liabilities except that, as noted above, the Class B, Class C and Class D shares bear certain additional expenses. The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully paid and non-assessable by the Trust.

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

                         Merrill Lynch Financial Data Services, Inc.
                         P.O. Box 45289
                         Jacksonville, Florida 32232-5289

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Trust at the address or telephone number set forth on the cover page of this Prospectus.

                               ----------------

  The Declaration of Trust establishing the Trust, dated August 2, 1985, a copy of which together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Multi-State Municipal Series Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Trust, but the "Trust Property" only shall be liable.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

    MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND--AUTHORIZATION FORM (PART 1)
-------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION
  I, being of legal age, wish to purchase: (choose one)
[_] Class A shares  [_] Class B shares  [_] Class C shares  [_] Class D shares of Merrill Lynch New York Municipal Bond Fund and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

  Basis for establishing an Investment Account:
    A. I enclose a check for $.... payable to Merrill Lynch Financial Data
  Services, Inc., as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.
    B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the right of accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)
1. ...................................    4. ..................................
2. ...................................    5. ..................................
3. ...................................    6. ..................................
Name...........................................................................
     First Name                       Initial                        Last Name
Name of Co-Owner (if any)......................................................
                   First Name                 Initial                  Last
Address...............................                                 Name
 ......................................
                           (Zip Code)
Occupation.............................     Name and Address of Employer ......
 .......................................     ...................................
          Signature of Owner                  Signature of Co-Owner (if any)
(In the case of co-owner, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
-------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

     Ordinary Income Dividends               Long-term Capital Gains

     Select One: [_] Reinvest                Select One:  [_] Reinvest
                 [_] Cash                                 [_] Cash


If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.
IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU:   [_]
Check or  [_] Direct Deposit to bank account
IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:
I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch New York Municipal Bond Fund Authorization Form.
SPECIFY TYPE OF ACCOUNT (CHECK ONE)  [_] checking  [_] savings

Name on your account ..........................................................

Bank Name .....................................................................

Bank Number ........................ Account Number ...........................

Bank Address ..................................................................

I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Signature of Depositor ........................................................

Signature of Depositor .................................. Date.................
(if joint account, both must sign)
NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

  MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND--AUTHORIZATION FORM (PART 1) --
                                  (CONTINUED)
-------------------------------------------------------------------------------

3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER

                     [                                   ]
            Social Security Number or Taxpayer Identification Number

  Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Distributions and Taxes--Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

  INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .......................................     ...................................
          Signature of Owner                  Signature of Co-Owner (if any)
-------------------------------------------------------------------------------
4. LETTER OF INTENTION--CLASS A AND CLASS D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

                                                    ................., 19......
                                                     Date of Initial Purchase

Dear Sir/Madam:

  Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch New York Municipal Bond Fund or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13-month period which will equal or exceed:

 [_] $25,000    [_] $50,000    [_] $100,000    [_] $250,000    [_] $1,000,000

  Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch New York Municipal Bond Fund Prospectus.

  I agree to the terms and conditions of the Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch New York Municipal Bond Fund held as security.

By ....................................     ...................................
         Signature of Owner                        Signature of Co-Owner
                                            (If registered in joint names, both
                                            must sign)

  In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name...............................     (2) Name...........................
                                            Account Number.....................
Account Number.........................
-------------------------------------------------------------------------------

5. FOR DEALER ONLY
     Branch Office, Address, Stamp          We hereby authorize Merrill Lynch
[                                  ]        Funds Distributor, Inc. to act as
                                            our agent in connection with
                                            transactions under this
                                            authorization form and agree to
                                            notify the Distributor of any
                                            purchases or sales made under a
                                            Letter of Intention, Automatic
                                            Investment Plan or Systematic
                                            Withdrawal Plan. We guarantee the
[                                  ]        shareholder's signature.

This form, when completed, should be         ...................................
mailed to:                                         Dealer Name and Address

  Merrill Lynch New York Municipal           By ................................
   Bond Fund                                   Authorized Signature of Dealer
   c/o Merrill Lynch Financial Data
  Services, Inc.                             [ ][ ][ ]     [ ][ ][ ][ ]
  P.O. Box 45289                             Branch Code   F/C No.
  Jacksonville, Florida 32232-5289
                                             .......................
                                             F/C Last Name

                                             [ ][ ][ ]     [ ][ ][ ][ ][ ]
                                             Dealer's Customer Account No.

    MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND--AUTHORIZATION FORM (PART 2)
-------------------------------------------------------------------------------

NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OR
AUTOMATIC INVESTMENT PLANS ONLY.
-------------------------------------------------------------------------------


1. ACCOUNT REGISTRATION                   [                                ]

Name of Owner........................

                                                Social Security Number or
Name of Co-Owner (if any)............            Taxpayer Identification
                                                         Number

Address..............................         Account Number ..................
                                              (if existing account)
 .....................................
-------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

  Minimum Requirements: $10,000 for monthly disbursements, $5,000 for quarterly, of [_] Class A, [_] Class B*, [_] Class C* or [_] Class D shares in Merrill Lynch New York Municipal Bond Fund at cost or current offering price. Withdrawals to be made either (check one) [_] Monthly on the 24th day of each month, or [_] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawal on or as soon as possible thereafter.
                                                                    (month)

SPECIFY THE AMOUNT OF THE WITHDRAWAL YOU WOULD LIKE PAID TO YOU: $      of the
current value of (check one) [_] Class A, [_] Class B*, [_] Class C* or
[_] Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: [_] check or [_] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a)I hereby authorize payment by check
  [_] as indicated in Item 1.
  [_] to the order of..........................................................

Mail to (check one)
  [_] the address indicated in Item 1.
  [_] Name (Please Print)......................................................

Address .......................................................................

   ..........................................................................

Signature of Owner........................................ Date...............

Signature of Co-Owner (if any).................................................


(b) I hereby authorize payment by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account. I agree that this authorization will remain in effect until I provide written notification to Merrill Lynch Financial Data Services, Inc. amending or terminating this service.

Specify type of account (check one): [_] checking [_] savings

Name on your Account...........................................................

Bank Name......................................................................

Bank Number.......................... Account Number...........................

Bank Address...................................................................

 ...............................................................................

Signature of Depositor.................................... Date...............

Signature of Depositor.........................................................
(If joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.
--------

* Annual withdrawal cannot exceed 10% of the value of shares of such class held in the account at the time the election to join the systematic withdrawal plan is made.

   MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND--AUTHORIZATION FORM (PART 2)--
                                  (CONTINUED)
-------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

  I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)

[_] Class A shares   [_] Class B shares   [_] Class C shares [_] Class D shares

of Merrill Lynch New York Municipal Bond Fund subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

                                           AUTHORIZATION TO HONOR ACH DEBITS
     MERRILL LYNCH FINANCIAL DATA          DRAWN BY MERRILL LYNCH FINANCIAL
            SERVICES, INC.                        DATA SERVICES, INC.


You are hereby authorized to draw an     To...............................Bank
ACH debit each month on my bank                    (Investor's Bank)
account for investment in Merrill
Lynch New York Municipal Bond Fund as
indicated below:

  Amount of each ACH debit $.........    Bank Address.........................


                                         City...... State...... Zip Code......
  Account number.....................
                                         As a convenience to me, I hereby
                                         request and authorize you to pay and
Please date and invest ACH debits on     charge to my account ACH debits
the 20th of each month beginning         drawn on my account by and payable
                                         to Merrill Lynch Financial Data
 ......(month) or as soon thereafter as   Services, Inc. I agree that your
possible.                                rights in respect to each such debit
                                         shall be the same as if it were a
I agree that you are drawing these       check drawn on you and signed
ACH debits voluntarily at my request     personally by me. This authority is
and that you shall not be liable for     to remain in effect until revoked
any loss arising from any delay in       personally by me in writing. Until
preparing or failure to prepare any      you receive such notice, you shall
such debit. If I change banks or         be fully protected in honoring any
desire to terminate or suspend this      such debit. I further agree that if
program, I agree to notify you           any such debit be dishonored,
promptly in writing. I hereby            whether with or without cause and
authorize you to take any action to      whether intentionally or
correct erroneous ACH debits of my       inadvertently, you shall be under no
bank account or purchases of Fund        liability.
shares including liquidating shares
of the Fund and crediting my bank
account. I further agree that if a       ............   ......................
check or debit is not honored upon           Date            Signature of
presentation, Merrill Lynch Financial                         Depositor
Data Services, Inc. is authorized to
discontinue immediately the Automatic    ............   ......................
Investment Plan and to liquidate             Bank       Signature of Depositor
sufficient shares held in my account       Account        (If joint account,
to offset the purchase made with the        Number         both must sign)
dishonored debit.

                                         NOTE: IF AUTOMATIC INVESTMENT PLAN
 ............    .....................    IS ELECTED, YOUR BLANK, UNSIGNED
    Date            Signature of         CHECK MARKED "VOID" SHOULD ACCOMPANY
                      Depositor          THIS APPLICATION.

                .....................
               Signature of Depositor
                 (If joint account,
                   both must sign)

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    MANAGER

                             Fund Asset Management

                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey

                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                   CUSTODIAN

                             State Street Bank and
                                 Trust Company
                                  P.O. Box 351
                          Boston, Massachusetts 02101

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL

                                Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMA-TION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE MANAGER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              -------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   2
Merrill Lynch Select Pricing SM System.....................................   3
Financial Highlights.......................................................   8
Investment Objective and Policies..........................................  11
 Potential Benefits........................................................  13
 Special Considerations Relating to
   Municipal Bonds.........................................................  13
 Description of Municipal Bonds............................................  14
 Call Rights...............................................................  16
 When-Issued Securities and Delayed Delivery Transactions..................  17
 Financial Futures Transactions and Options................................  17
 Repurchase Agreements.....................................................  19
 Investment Restrictions...................................................  19
Management of the Trust....................................................  20
 Trustees..................................................................  20
 Management and Advisory Arrangements......................................  21
 Code of Ethics............................................................  21
 Transfer Agency Services..................................................  22
Purchase of Shares.........................................................  22
 Initial Sales Charge Alternatives--Class A and Class D Shares.............  24
 Deferred Sales Charge Alternatives--Class B and Class C Shares............  26
 Distribution Plans........................................................  29
 Limitations on the Payment of Deferred Sales Charges......................  30
Redemption of Shares.......................................................  31
 Redemption................................................................  31
 Repurchase................................................................  32
 Reinstatement Privilege--Class A and Class D Shares.......................  32
Shareholder Services.......................................................  32
 Investment Account........................................................  33
 Exchange Privilege........................................................  33
 Automatic Reinvestment of Dividends and Capital Gains Distributions.......  34
 Systematic Withdrawal Plans...............................................  34
 Automatic Investment Plans................................................  35
 Fee-Based Programs........................................................  35
Portfolio Transactions.....................................................  36
Distributions and Taxes....................................................  37
 Distributions.............................................................  37
 Taxes.....................................................................  37
Performance Data...........................................................  40
Additional Information.....................................................  41
 Determination of Net Asset Value..........................................  41
 Organization of the Trust.................................................  41
 Shareholder Reports.......................................................  42
 Shareholder Inquiries.....................................................  43
Authorization Form.........................................................  45

                                                          Code # 10342-1297


[LOGO] MERRILL LYNCH

Merrill Lynch
New York Municipal
Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust

[ART]

PROSPECTUS

    December 29, 1997

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                  MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND
               MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch New York Municipal Bond Fund (the "Fund") is a series of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal income tax and New York State and New York City personal income taxes as is consistent with prudent investment management. The Fund seeks to achieve its objective, while providing investors with the opportunity to invest primarily in a diversified portfolio of long-term obligations issued by or on behalf of New York State, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, which pay interest exempt, in the opinion of bond counsel to the issuer, from Federal income tax and New York State and New York City personal income taxes. There can be no assurance that the investment objective of the Fund will be realized.

  Pursuant to the Merrill Lynch Select Pricing SM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing SM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                               ----------------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated December 29, 1997 (the "Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               ----------------

                       FUND ASSET MANAGEMENT -- MANAGER
             MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                               ----------------

  The date of this Statement of Additional Information is December 29, 1997.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal income tax and New York State and New York City personal income taxes as is consistent with prudent investment management. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of long-term obligations issued by or on behalf of New York State, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, which pay interest exempt, in the opinion of bond counsel to the issuer, from Federal income tax and New York State and New York City personal income taxes. Obligations exempt from Federal income taxes are referred to herein as "Municipal Bonds" and obligations exempt from Federal income tax and New York State and New York City personal income taxes are referred to as "New York Municipal Bonds." Unless otherwise indicated references to Municipal Bonds shall be deemed to include New York Municipal Bonds. The Fund anticipates that at all times, except during temporary defensive periods, it will maintain at least 65% of the Fund's total assets invested in New York Municipal Bonds. At times, the Fund will seek to hedge its portfolio through the use of futures transactions to reduce volatility in the net asset value of Fund shares. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.

  Municipal Bonds may include general obligation bonds of the State and its political subdivisions, revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, housing facilities, etc., and industrial development bonds or private activity bonds. The interest on such obligations may bear a fixed rate or be payable at a variable or floating rate. The Municipal Bonds purchased by the Fund will be primarily what are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ("Moody's") (currently Aaa, Aa, A and
Baa), Standard & Poor's a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") (currently AAA, AA, A and BBB) or Fitch IBCA, Inc. ("Fitch") (currently AAA, AA, A and BBB). If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager of the Fund, Fund Asset Management, L.P. (the "Manager" or "FAM"), to other obligations in which the Fund may invest.

  The Fund ordinarily does not intend to realize investment income not exempt from Federal income tax and New York State and New York City personal income taxes. However, to the extent that suitable New York Municipal Bonds are not available for investment by the Fund, the Fund may purchase Municipal Bonds issued by other states, their agencies and instrumentalities, the interest income on which is exempt, in the opinion of bond counsel to the issuer, from Federal income tax, but not New York State and New York City personal income taxation. The Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities to be exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long-term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by applicable law.

  Except when acceptable securities are unavailable as determined by the Manager, the Fund will invest at least 65% of its total assets in New York Municipal Bonds. For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 35% of its total assets in tax-exempt or taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as "Temporary Investments"), except that taxable Temporary Investments shall not exceed 20% of the Fund's net assets. Accordingly, the Fund at all times will have at least 80% of its net assets invested in securities exempt from Federal income taxation. However, interest received on certain otherwise tax-exempt securities which are classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) may be subject to an alternative minimum tax. The Fund may purchase such private activity bonds. See "Distributions and Taxes." In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant. The investment objective of the Fund and the policies set forth in this paragraph are fundamental policies of the Fund which may not be changed without a vote of a majority of the outstanding shares of the Fund. The Fund's hedging strategies are not fundamental policies and may be modified by the Trustees of the Trust without the approval of the Fund's shareholders.

  Municipal Bonds may at times be purchased or sold on a delayed delivery basis or a when-issued basis. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future, often a month or more after the purchase. The payment obligation and the interest rate are each fixed at the time the buyer enters into the commitment. The Fund will make only commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities prior to the settlement date if it is deemed advisable. Purchasing Municipal Bonds on a when-issued basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligation generally will decrease. The Fund will maintain a separate account at its custodian bank consisting of cash, cash equivalents or high-grade, liquid Municipal Bonds or Temporary Investments (valued on a daily basis) equal at all times to the amount of the when-issued commitment.

  The Fund may invest in Municipal Bonds the return on which is based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates or based on the value of gold or some other commodity. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of an index. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as market rates increase and increase as market rates decline. Interest and principal payable on the Municipal Bonds may also be based on relative changes among particular indices. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index, which may include reduced or eliminated interest payments and losses of invested principal. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets. The Manager, however, believes that indexed and inverse floating obligations represent flexible portfolio management instruments for the Fund which allow the Fund to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions.

  The Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets.

  The Fund may invest up to 20% of its total assets in Municipal Bonds which are rated below Baa by Moody's or below BBB by Standard & Poor's or Fitch or which, in the Manager's judgment, possess similar credit characteristics ("high yield securities"). See Appendix II--"Ratings of Municipal Bonds" for additional information regarding ratings of debt securities. The Manager considers the ratings assigned by Standard & Poor's, Moody's or Fitch as one of several factors in its independent credit analysis of issuers.

  High yield securities are considered by Standard & Poor's, Moody's and Fitch to have varying degrees of speculative characteristics. Consequently, although high yield securities can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. Investments in high yield securities will be made only when, in the judgment of the Manager, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. The Fund generally will not invest in debt securities in the lowest rating categories (those rated CC or lower by Standard & Poor's or Fitch or Ca or lower by Moody's) unless the Manager believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. The Fund does not intend to purchase debt securities that are in default or which the Manager believes will be in default.

  Issuers or obligors of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers or obligors of high yield securities may be more likely to experience financial stress, especially if such issuers or obligors are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

  High yield securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

  The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield securities, there is no established secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent that a secondary trading market for high yield securities does exist, it generally is not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

  It is expected that a significant portion of the high yield securities acquired by the Fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances the Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

  Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield securities are likely to adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

            DESCRIPTION OF MUNICIPAL BONDS AND TEMPORARY INVESTMENTS

  Set forth below is a detailed description of the Municipal Bonds and Temporary Investments in which the Fund may invest. A more complete discussion concerning futures and options transactions is set forth under "Investment Objective and Policies" in the Prospectus. Information with respect to ratings assigned to tax-exempt obligations which the Fund may purchase is set forth in an Appendix to this Statement of Additional Information.

DESCRIPTION OF MUNICIPAL BONDS

  Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes and, in the case of New York Municipal Bonds, exempt from New York State and City personal income taxes. Other types of industrial development bonds or private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues.

  The two principal classifications of Municipal Bonds are "general obligation" bonds, and "revenue" bonds which include industrial development bonds and, for bonds issued after August 15, 1986, private activity bonds. General obligation bonds are secured by the issuer's pledge of faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed. Industrial development bonds ("IDBs") and, in the case of bonds issued after August 15, 1986, private activity bonds, are in most cases revenue bonds and generally do not constitute the pledge of the credit or taxing power of the issuer of such bonds. Generally, the payment of the principal of and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment, unless a line of credit, bond insurance or other security is furnished.

  The Fund also may invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

  Also included within the general category of Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Fund's total assets. The Fund may, however, invest without regard to such limitation in lease obligations which the Manager, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's, or BBB or better by Standard & Poor's or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

  Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation, and the rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

DESCRIPTION OF TEMPORARY INVESTMENTS

  The Fund may invest in short-term tax-free and taxable securities subject to the limitations set forth under "Investment Objective and Policies." The tax-exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase.

  Variable rate demand obligations ("VRDOs") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs, described below, may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy the short-term maturity and quality standards of the Fund.

  The Fund also may invest in VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

  VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to the Fund's restriction on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

  The Trust has established the following standards with respect to money market securities and VRDOs in which the Fund invests. Commercial paper investments at the time of purchase must be rated A-1 through A-3 by Standard & Poor's, Prime-1 through Prime-3 by Moody's or F-1 through F-3 by Fitch or, if not rated, issued by companies having an outstanding debt issue rated at least A by Standard & Poor's, Fitch or Moody's. Investments in corporate bonds and debentures (which must have maturities at the date of purchase of one year or less) must be rated at the time of purchase at least A by Standard & Poor's, Fitch or Moody's. Notes and VRDOs at the time of purchase must be rated SP-1/A-1 through SP-2/A-3 by Standard & Poor's, MIG-1/VMIG-1 through MIG-4/VMIG-4 by Moody's or F-1 through F-3 by Fitch. Temporary Investments, if not rated, must be of comparable quality to securities rated in the above rating categories in the opinion of the Manager. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation ("FDIC"), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

REPURCHASE AGREEMENTS

  The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer or an affiliate thereof, in U.S. Government securities. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's total assets.

  In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax-exempt interest. The treatment of purchase and sales contracts is less certain.

FINANCIAL FUTURES TRANSACTIONS AND OPTIONS

  Reference is made to the discussion concerning futures transactions under "Investment Objective and Policies" in the Prospectus. Set forth below is additional information concerning these transactions.

  As described in the Prospectus, the Fund may purchase and sell exchange traded financial futures contracts ("financial futures contracts") to hedge its portfolio of Municipal Bonds against declines in the value of such securities and to hedge against increases in the cost of securities the Fund intends to purchase. However, any transactions involving financial futures or options will be in accordance with the Fund's investment policies and limitations. See "Investment Objective and Policies--Investment Restrictions" in the Prospectus. To hedge its portfolio, the Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. While the Fund's use of hedging strategies is intended to moderate capital changes in portfolio holdings and thereby reduce the volatility of the net asset value of Fund shares, the Fund anticipates that its net asset value will fluctuate. Set forth below is information concerning futures transactions.

  Description of Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

  The Fund deals in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or Standard & Poor's and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

  The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

  As described in the Prospectus, the Fund may purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills. The Fund may purchase and write call and put options on futures contracts on U.S. Government securities in connection with its hedging strategies.

  Subject to policies adopted by the Trustees, the Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Manager and the Trustees of the Trust should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

  Futures Strategies. The Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Fund's portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Fund's positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's Municipal Bond investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of the Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Fund. Employing futures as a hedge also may permit the Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

  When the Fund intends to purchase Municipal Bonds, the Fund may purchase futures contracts as a hedge against any increase in the cost of such Municipal Bonds resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the Municipal Bonds and the futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the futures held by the Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

  Call Options on Futures Contracts. The Fund may also purchase and sell exchange traded call and put options on financial futures contracts on U.S. Government securities. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund will purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

  Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

  The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which the Fund intends to purchase.

  The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

                               ----------------

  The Trust has received an order from the Commission exempting it from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the 1940 Act prohibits an open-end investment company such as the Trust from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a "senior security" under the 1940 Act.

  Restrictions on Use of Futures Transactions. Regulations of the CFTC applicable to the Fund require that all of the Fund's futures transactions constitute bona fide hedging transactions and that the Fund purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and
(ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts and options. (However, the Fund intends to engage in options and futures transactions only for hedging purposes.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

  When the Fund purchases futures contracts or a call option with respect thereto or writes a put option on a futures contract, an amount of cash, cash equivalents or liquid securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

  Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

  The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Fund. As a result, the Fund's ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund's investments as compared to those comprising the Municipal Bond Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by the Fund may be greater.

  The Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge effectively its investments in Municipal Bonds. The Fund will enter into a futures position only if, in the judgment of the Manager, there appears to be an actively traded secondary market for such futures contracts.

  The successful use of transactions in futures and related options also depends on the ability of the Manager to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

  Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. Because the Fund will engage in the purchase and sale of futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire.

  The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

  Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

                            INVESTMENT RESTRICTIONS

  The Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the Fund's shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the Fund's outstanding shares). The Fund may not:

    1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

    2. Invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). For purposes of this restriction, states, municipalities and their political subdivisions are not considered part of any industry.

    3. Make investments for the purpose of exercising control or management.

    4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

    6. Issue senior securities to the extent such issuance would violate applicable law.

    7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

    9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

  Under the non-fundamental investment restrictions, the Fund may not:

    a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on
  Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the 1940 Act at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

    b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

    c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Trust has otherwise determined to be liquid pursuant to applicable law.

    d. Notwithstanding fundamental investment restriction (7) above, borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes.

  In addition, to comply with tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited in a manner such that, at the close of each quarter of each fiscal year, (a) no more than 25% of the Fund's total assets are invested in the securities of a single issuer, and (b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer. [For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer.] These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal tax requirements.

  Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Trust, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the 1940 Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the 1940 Act. Included among such restricted transactions are purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal and purchases of securities from underwriting syndicates of which Merrill Lynch is a member. See "Portfolio Transactions." An exemptive order has been obtained which permits the Trust to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

  Information about the Trustees and executive officers of the Trust and the portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of the portfolio manager and of each Trustee and executive officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (65)--President and Trustee(1)(2)--Chairman of the Manager (which term, as used herein, includes its corporate predecessors) since 1997; President of the Manager from 1977 to 1997; Chairman of MLAM (which term, as used herein, includes MLAM's corporate predecessors) since 1997; President of MLAM from 1977 to 1997; President and Director of Princeton Services, Inc. ("Princeton Services") from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990.

  James H. Bodurtha (53)--Trustee(2)--36 Popponesset Road, Cotuit, Massachusetts 02635. Director and Executive Vice President, The China Business Group, Inc. since 1996. Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

  Herbert I. London (58)--Trustee(2)--113-115 University Place, New York, New York 10003. John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.

  Robert R. Martin (70)--Trustee(2)--513 Grand Hill, St. Paul, Minnesota 55102. Chairman and Chief Executive Officer, Kinnard Investments, Inc. from 1990 to 1993; Executive Vice President, Dain Bosworth from 1974 to 1989; Director, Carnegie Capital Management from 1977 to 1985 and Chairman thereof in 1979; Director, Securities Industry Association from 1981 to 1982 and Public Securities Association from 1979 to 1980; Chairman of the Board, WTC Industries Inc. in 1994; Trustee, Northland College since 1992.

  Joseph L. May (68)--Trustee(2)--424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

  Andre F. Perold (45)--Trustee(2)--Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989 and Associate Professor from 1983 to 1989; Trustee, The Common Fund, since 1989; Director, Quantec Limited since 1991 and TIBCO from 1994 to 1996.

  Terry K. Glenn (57)--Executive Vice President(1)(2)--Executive Vice President of the Manager and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Vincent R. Giordano (53)--Senior Vice President(1)(2)--Senior Vice President of the Manager and MLAM since 1984; Vice President of MLAM from 1980 to 1984; Senior Vice President of Princeton Services since 1993.

  Kenneth A. Jacob (46)--Vice President(1)(2)--First Vice President of MLAM since 1997; Vice President of MLAM from 1984 to 1997; Vice President of the Manager since 1984.

  Roberto Roffo (32)--Vice President and Portfolio Manager(1)(2)--Vice President of MLAM since 1996 and a Portfolio Manager thereof since 1992.

  Donald C. Burke (37)--Vice President(1)(2)--First Vice President of MLAM since 1997; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.

  Gerald M. Richard (48)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Manager and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Treasurer of MLFD since 1984 and Vice President thereof since 1981.

  Robert E. Putney, III (37)--Secretary(1)(2)--Director (Legal Advisory) of MLAM since 1997; Vice President of MLAM from 1994 to 1997; Attorney employed by MLAM from 1991 to 1994; Attorney in private practice prior thereto.
--------
(1) Interested person, as defined in the 1940 Act, of the Trust.

(2) Such Trustee or officer is a director, trustee or officer of certain other investment companies for which the Manager or MLAM acts as investment adviser or manager.

  At December 1, 1997, the Trustees and officers of the Trust as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Trustee and officer of the Trust and the other officers of the Trust owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co.

COMPENSATION OF TRUSTEES

  The Trust pays each Trustee not affiliated with the Manager (each a "non-affiliated Trustee") a fee of $10,000 per year plus $1,000 per meeting attended. The Trust also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all the non-affiliated Trustees, a fee of $2,000 per year plus $500 per Committee meeting attended. The Trust reimburses each non-affiliated Trustee for his out-of-pocket expenses relating to attendance at Board and Committee meetings. The fees and expenses of the Trustees are allocated to the respective series of the Trust on the basis of asset size. For the fiscal year ended September 30, 1997, fees and expenses paid to the non-affiliated Trustees that were allocated to the Fund aggregated $26,357.

  The following table sets forth for the fiscal year ended September 30, 1997, compensation paid by the Fund to the non-affiliated Trustees, and for the calendar year ended December 31, 1996, the aggregate compensation paid by all registered investment companies (including the Trust) advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Trustees:

                                                           AGGREGATE COMPENSATION
                                           PENSION OR       FROM TRUST AND OTHER
                                       RETIREMENT BENEFITS    FAM/MLAM ADVISED
 AME OFN                  COMPENSATION   ACCRUED AS PART       FUNDS PAID TO
 RUSTEET                   FROM FUND     OF FUND EXPENSE        TRUSTEES(1)
-------                   ------------ ------------------- ----------------------
 James H. Bodurtha.......    $5,272           None                $148,500
 Herbert I. London.......    $5,272           None                $148,500
 Robert R. Martin........    $5,272           None                $148,500
 Joseph L. May...........    $5,272           None                $148,500
 Andre F. Perold.........    $5,272           None                $148,500

--------
(/1/The)Trustees serve on the boards of FAM/MLAM Advised Funds as follows: Mr.
    Bodurtha (22 registered investment companies consisting of 46 portfolios); Mr. London (22 registered investment companies consisting of 46 portfolios); Mr. Martin (22 registered investment companies consisting of 46 portfolios); Mr. May (22 registered investment companies consisting of 46 portfolios); and Mr. Perold (22 registered investment companies consisting of 46 portfolios).

MANAGEMENT AND ADVISORY ARRANGEMENTS

  Reference is made to "Management of the Trust--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Trust.

  Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Manager or MLAM. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other funds for which they act as manager or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or MLAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  Pursuant to a Management Agreement between the Trust on behalf of the Fund and the Manager (the "Management Agreement"), the Manager receives for its services to the Fund monthly compensation at the annual rate of 0.55% of the average daily net assets of the Fund. As discussed in the Prospectus, effective December 23, 1987, the Manager has voluntarily agreed to waive the amount of compensation set forth in the Management Agreement and instead has agreed to receive from the Fund a monthly fee based upon the average daily net assets of the Fund at the following annual rates: 0.55% of the average daily net assets not exceeding $500 million; 0.525% of the average daily net assets exceeding $500 million but not exceeding $1.0 billion and 0.50% of the average daily net assets exceeding $1.0 billion. For the fiscal years ended September 30, 1995, 1996 and 1997, the total advisory fees paid by the Fund to the Manager aggregated $3,363,913, $3,125,896 and $2,697,119, respectively.

  The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in its operation and a portion of the Trust's general administrative expenses allocated on the basis of the asset size of the respective series of the Trust ("Series"). Expenses that will be borne directly by the Series include redemption expenses, expenses of portfolio transactions, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), expenses of printing shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor as described below), fees for legal and auditing services, Commission fees, interest, certain taxes, and other expenses attributable to a particular Series. Expenses that will be allocated on the basis of asset size of the respective Series include fees and expenses of unaffiliated Trustees, state franchise taxes, costs of printing proxies and other expenses relating to shareholder meetings, and other expenses properly payable by the Trust. The organizational expenses of the Trust were paid by the Trust, and if additional Series are added to the Trust, the organizational expenses will be allocated among the Series in a manner deemed equitable by the Trustees. Depending upon the nature of a lawsuit, litigation costs may be assessed to the specific Series to which the lawsuit relates or allocated on the basis of the asset size of the respective Series. The Trustees have determined that this is an appropriate method of allocation of expenses. Accounting services are provided to the Trust by the Manager and the Trust reimburses the Manager for its costs in connection with such services. For the fiscal years ended September 30, 1995, 1996 and 1997, the Trust paid the Manager $100,952, $110,355 and $64,284, respectively, for such services. As required by the Fund's distribution agreements, the Distributor will pay the promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses in connection with the account maintenance and distribution of Class B and Class C shares will be financed by the Trust pursuant to the Distribution Plans in compliance with Rule 12b-1 under the 1940 Act. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Distribution Plans."

  The Manager is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the 1940 Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

  Duration and Termination. Unless earlier terminated as described herein, the Management Agreement will remain in effect from year to year if approved annually (a) by the Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by vote of the shareholders of the Fund.

                              PURCHASE OF SHARES

  Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

  The Fund issues four classes of shares under the Merrill Lynch Select Pricing SM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and

Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  The Merrill Lynch Select Pricing SM System is used by more than 50 registered investment companies advised by MLAM or its affiliate, the Manager. Funds advised by MLAM or the Manager that utilize the Merrill Lynch Select Pricing SM System are referred to herein as "MLAM-advised mutual funds."

  The Fund has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  The gross sales charges for the sale of Class A shares for the fiscal year ended September 30, 1995 were $10,725, of which the Distributor received $928 and Merrill Lynch received $9,797. The gross sales charges for the sale of Class A shares for the fiscal year ended September 30, 1996 were $7,511, of which the Distributor received $772 and Merrill Lynch received $6,739. The gross sales charges for the sale of Class A shares for the fiscal year ended September 30, 1997 were $8,710, of which the Distributor received $946 and Merrill Lynch received $7,764. The gross sales charges for the sale of Class D shares for the period October 21, 1994 (commencement of operations) to September 30, 1995, were $20,326, of which the Distributor received $1,958 and Merrill Lynch received $18,368. The gross sales charges for the sale of Class D shares for the fiscal year ended September 30, 1996 were $24,378, of which the Distributor received $2,366 and Merrill Lynch received $22,012. The gross sales charges for the sale of Class D shares for the fiscal year ended September 30, 1997 were $22,686, of which the Distributor received $2,411 and Merrill Lynch received $20,275. For the fiscal years ended September 30, 1995, 1996 and 1997, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. For the period October 21, 1994 (commencement of operations) to September 30, 1995 and for the fiscal years ended September 30, 1996 and 1997, the Distributor received no CDSCs with respect to the redemption within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.

  The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company", as that term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

  Closed-End Fund Investment Option. Class A shares of the Fund and certain other MLAM-advised mutual funds ("Eligible Class A shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Manager or MLAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select PricingSM System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D shares. Second the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

  Shareholders of certain MLAM-advised continuously offered closed-ends funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

REDUCED INITIAL SALES CHARGES

  Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of any other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

  Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or any MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's Transfer Agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge, but there will be no retroactive reduction of the sales charge on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

  Employee AccessSM Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee AccessSM Accounts available through authorized employers. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  TMASM Managed Trusts. Class A shares are offered at net asset value to TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

  Purchase Privilege of Certain Persons. Trustees of the Trust, members of the Boards of other MLAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

  Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Fund;
(ii) are acquired for investment and not for resale

(subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

  Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

DISTRIBUTION PLANS

  Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the 1940 Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

  Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the 1940 Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its Class B shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Trustees"), shall be committed to the discretion of the Independent Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Trustees concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The following table sets forth comparative information as of September 30, 1997 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor's voluntary maximum.

                                               DATA CALCULATED AS OF SEPTEMBER 30, 1997
                          -----------------------------------------------------------------------------------
                                                            (IN THOUSANDS)
                                                                                                    ANNUAL
                                                                                                 DISTRIBUTION
                                         ALLOWABLE  ALLOWABLE              AMOUNTS                  FEE AT
                                         AGGREGATE INTEREST ON MAXIMUM    PREVIOUSLY   AGGREGATE   CURRENT
                          ELIGIBLE GROSS   SALES     UNPAID     AMOUNT     PAID TO      UNPAID    NET ASSET
                             SALES(1)     CHARGE   BALANCE(2)  PAYABLE  DISTRIBUTOR(3)  BALANCE    LEVEL(4)
---------------           -------------- --------- ----------- -------- -------------- --------- ------------
CLASS B SHARES, FOR THE
PERIOD NOVEMBER 1, 1985
(COMMENCEMENT OF
OPERATIONS) TO SEPTEMBER
30, 1997
Under NASD Rule as
 Adopted................    $1,417,927    $88,620    $87,098   $175,718    $31,699     $144,019      $699
Under Distributor's
 Voluntary Waiver.......    $1,417,927    $88,620    $ 7,090   $ 95,710    $31,699     $ 64,011      $699
CLASS C SHARES, FOR THE
PERIOD OCTOBER 21, 1994
(COMMENCEMENT OF
OPERATIONS) TO SEPTEMBER
30, 1997
Under NASD Rule as
 Adopted................    $    8,602    $   538    $    82   $    620    $    40     $    580      $ 18

--------
(1) Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.

(3) Consists of CDSC payments, distribution fee payments and accruals. See "Purchase of Shares--Distribution Plans" in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFA SM) Program (the "MFA Program"). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.
(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

                             REDEMPTION OF SHARES

  Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

  The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

  The value of shares at the time of the redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

DEFERRED SALES CHARGES--CLASS B AND CLASS C SHARES

  As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares," while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in certain circumstances, including following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended September 30, 1995, 1996 and 1997, the Distributor received CDSCs of $873,699, $676,121 and $406,117, respectively, with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. Additional Class B CDSCs payable to the Distributor during the fiscal year ended September 30, 1997 may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

  For the period October 21, 1994 (commencement of operations) to September 30, 1995, and for the fiscal years ended September 30, 1996 and 1997, the Distributor received CDSCs of $56, $2,876 and $1,035, respectively, with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

  The CDSC is also waived for any Class B shares that were acquired and held at the time of redemption by Employee Access Accounts available through employers that provide Eligible 401(k) Plans. The initial minimum for such accounts of $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

                             PORTFOLIO TRANSACTIONS

  Reference is made to "Portfolio Transactions" in the Prospectus.

  Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless such trading is permitted by an exemptive order issued by the Commission. Since over-the-counter ("OTC") transactions are usually principal transactions, affiliated persons of the Trust, including Merrill Lynch, may not serve as dealer in connection with transactions with the Fund, absent an exemptive order from the Commission. The Trust has obtained an exemptive order permitting it to engage in certain principal transactions with Merrill Lynch involving high quality short-term municipal bonds subject to certain conditions. For the fiscal year ended September 30, 1995, the Fund engaged in no transactions pursuant to such order. For the fiscal year ended September 30, 1996, the Fund engaged in six transactions pursuant to such order having an aggregate market value of approximately $12.6 million. For the fiscal year ended September 30, 1997 the Fund engaged in one transaction pursuant to such order having an aggregate market value of approximately $700,000. Affiliated persons of the Trust may serve as broker for the Fund in OTC transactions conducted on an agency basis. Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the 1940 Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Trustees have considered all factors deemed relevant, and have made a determination not to seek such recapture at this time. The Trustees will reconsider this matter from time to time.


  The Fund may not purchase securities including Municipal Bonds, during the existence of any underwriting syndicate of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Trustees of the Trust which either comply with rules adopted by the Commission or with interpretations of the Commission staff. Rule 10f-3 under the 1940 Act sets forth conditions under which the Fund may purchase municipal bonds from an underwriting syndicate of which Merrill Lynch is a member. The rule sets forth requirements relating to, among other things, the terms of an issue of municipal bonds purchased by the Fund, the amount of municipal bonds which may be purchased in any one issue and the assets of the Fund which may be invested in a particular issue.

  The Fund does not expect to use any particular dealer in the execution of transactions but, subject to obtaining the best net results, dealers who provide supplemental investment research (such as information concerning tax-exempt securities, economic data and market forecasts) to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its Management Agreement and the expense of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

  The Trust has no obligation to deal with any broker in the execution of transactions for the Fund's portfolio securities. In addition, consistent with the Conduct Rules of the NASD and policies established by the Trustees of the Trust, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

  For the fiscal years ended September 30, 1995, 1996, and 1997 the Fund paid brokerage commissions of $89,130, $93,825 and $45,435, respectively.

  Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to the Manager. As a result of the investment policies described in the Prospectus and herein, the Fund's annual portfolio turnover rate may be higher than that of other investment companies. Higher portfolio turnover may contribute to higher transactional costs in the form of dealer spreads and brokerage commissions which are borne directly by the Fund. High portfolio turnover may also result in negative tax consequences, such as an increase in capital gains dividends or in ordinary income dividends of accrued market discount. See "Distributions and Taxes." The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. The portfolio turnover rates for the fiscal years ended September 30, 1996 and 1997 were 114.78% and 97.22%, respectively.

  Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

                        DETERMINATION OF NET ASSET VALUE

  Reference is made to "Additional Information--Determination of Net Asset Value" in the Prospectus for information concerning the determination of net asset value.

  The net asset value of the shares of all classes of the Fund is determined by the Manager once daily, Monday through Friday, 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open for trading. The NYSE is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover the per share net asset value of Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees, higher account maintenance fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes eventually will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

  The Municipal Bonds and other portfolio securities in which the Fund invests are traded primarily in OTC municipal bond and money markets and are valued at the last available bid price in the OTC market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. One bond is the "yield equivalent" of another bond when, taking into account market price, maturity, coupon rate, credit rating and ultimate return of principal, both bonds will theoretically produce an equivalent return to the bondholder. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of 60 days or less are valued on an amortized cost basis which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

                              SHAREHOLDER SERVICES

  The Trust offers a number of shareholder services described below which are designed to facilitate investment in shares of the Fund. Full details as to each of such services and copies of the various plans described below can be obtained from the Trust, the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.

  Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

  Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares, and then must turn the certificates over to the new firm for reregistration as described in the preceding sentence.

AUTOMATIC INVESTMENT PLANS

  A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. Alternatively, investors who maintain CMA (R) or CBA (R) accounts may arrange to have periodic investments made in the Fund, in their CMA (R) or CBA (R) accounts or in certain related accounts in amounts of $100 or more through the CMA (R) or CBA (R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be automatically reinvested in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the monthly payment date for such dividends and distributions. Shareholders may elect in writing to receive either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

  Shareholders may, at any time, notify Merrill Lynch in writing if their account is maintained with Merrill Lynch or notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) if their account is maintained with the Transfer Agent that they no longer wish to have their dividends and/or capital gains distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

SYSTEMATIC WITHDRAWAL PLANS

  A shareholder may elect to make systematic withdrawals from an Investment Account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

  At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Trust, the Transfer Agent or the Distributor.

  With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares-- Contingent Deferred Sales Charges--Class B Shares" and "--Contingent Deferred Sales Charges--Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares" in the Prospectus; if an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Financial Consultant.

  Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Trust will not knowingly accept purchase orders for shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

  Alternatively, a shareholder whose shares are held within a CMA (R) or CBA (R) Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA (R) or CBA (R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA (R) or CBA (R) Systematic Redemption Program, eligible shareholders should contact their Financial Consultant.

EXCHANGE PRIVILEGE

  U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. Under the Merrill
Lynch Select Pricing SM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares are also exchangeable for shares of certain MLAM-advised money market funds as follows: Class A shares may be exchanged for shares of Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Reserves Money Fund (available only for exchanges within certain retirement plans), Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund; Class B, Class C and Class D shares may be exchanged for shares of Merrill Lynch Government Fund, Merrill Lynch Institutional Fund, Merrill Lynch Institutional Tax-Exempt Fund and Merrill Lynch Treasury Fund. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

  Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of other MLAM-advised mutual funds ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares of the other funds or into shares of certain money market funds with a reduced or without a sales charge.

  In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B or Class C shares of the fund from which the exchange has been made. For purposes of computing the sales load that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B or Class C shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value") after having held the Fund's Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three-year holding period for the Special Value Class B shares, the investor will be deemed to have held the Special Value Class B shares for more than five years.

  Shareholders also may exchange shares of the Fund into shares of certain money market funds advised by the Manager or its affiliates, but the period of time that Class B or Class C shares are held in amoney market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or, with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund that were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the newly acquired fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund, after having held the Fund Class B shares for two and a half years and three years later decide to redeem the shares of Merrill Lynch Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Merrill Lynch Institutional Fund will be payable. If, instead of such redemption the shareholder exchanged such shares for Class B shares of a fund that the shareholder continues to hold for an additional two and a half years, any subsequent redemption would not incur a CDSC.

  Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.

  To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other MLAM-advised funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                            DISTRIBUTIONS AND TAXES

  The Trust intends to continue to qualify the Fund for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause the Fund to distribute substantially all of such income.

  As discussed in the Fund's Prospectus, the Trust has established other series in addition to the Fund (together with the Fund, the "Series"). Each Series of the Trust is treated as a separate corporation for Federal income tax purposes. Each Series, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one Series do not offset gains in another Series, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the Series level rather than at the Trust level.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.

  The Trust intends to qualify the Fund to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). Exempt-interest dividends are dividends or any part thereof paid by the Fund that are attributable to interest on tax-exempt obligations and designated by the Trust as exempt-interest dividends in a written notice mailed to the Fund's shareholders within 60 days after the close of the Fund's taxable year. For this purpose, the Fund will allocate interest from tax-exempt obligations (as well as ordinary income, capital gains, including new categories of capital gains, and tax preference items discussed below) among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of shares) that is based upon the gross income that is allocable to the Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. To the extent that the dividends distributed to the Fund's shareholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for Federal income tax purposes or for New York State and New York City personal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisors with respect to whether exempt-interest dividends retain the exclusion under Code
Section 103(a) if a shareholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds," if any, held by the Fund.

  The portion of the Fund's exempt-interest dividends paid from interest received by the Fund from New York Municipal Bonds also will be exempt from New York State and New York City personal income taxes. Shareholders subject to income taxation by states other than New York will realize a lower after-tax rate of return than New York shareholders since the dividends distributed by the Fund generally will not be exempt, to any significant degree, from income taxation by such other states. The Trust will inform shareholders annually regarding the portion of the Fund's distributions that constitutes exempt-interest dividends and the portion that is exempt from New York State and New York City personal income taxes. The Trust will allocate exempt-interest dividends among Class A, Class B, Class C and Class D shareholders for New York State and New York City personal income tax purposes based on a method similar to that described above for Federal income tax purposes.

  Distributions from investment income and capital gains, including exempt-interest dividends, will be subject to New York State corporation franchise tax, New York City general corporation tax and may also be subject to state taxes in states other than New York and to local taxes in cities other than New York City. Accordingly, investors in the Fund including, in particular, corporate investors which may be subject to either New York State corporation franchise tax or New York City general corporation tax, should consult their tax advisors with respect to the application of such taxes to an investment in the Fund, to the receipt of Fund dividends and as to their New York tax situation in general.

  To the extent the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal income tax purposes and New York State and New York City personal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares, and for New York State and New York City personal income tax purposes, are treated as capital gains which are taxed at ordinary income tax rates. Recent legislation creates additional categories of capital gains taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends, ordinary income dividends or capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

  All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax applies to interest received on certain "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference," which could subject certain investors in such bonds, including shareholders of the Fund, to an alternative minimum tax. The Fund will purchase such "private activity bonds," and the Trust will report to shareholders within 60 days after the Fund's taxable year-end the portion of the Fund's dividends declared during the year which constitute an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

  The Fund may invest in high yield securities, as described in the Prospectus. Furthermore, the Fund may also invest in instruments the return on which includes non-traditional features such as indexed principal or interest payments ("non-traditional instruments"). These instruments may be subject to special tax rules under which the Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such high yield securities and/or non-traditional instruments could be recharacterized as taxable ordinary income.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such shareholder is not otherwise subject to backup withholding.

  The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

  The Fund may purchase and sell municipal bond index futures contracts and interest rate futures contracts on U.S. Government securities ("financial futures contracts"). The Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Fund or an exception applies, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

  Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury regulations and New York State and City tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder and New York tax laws. The Code and the Treasury regulations, as well as the New York State and City tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Shareholders are urged to consult their tax advisors regarding the availability of any exemptions from state or local taxes (other than those imposed by New York) and with specific questions as to Federal, foreign, state or local taxes.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and other total return data, as well as yield and tax-equivalent yield, in advertisements or information furnished to present or prospective shareholders. From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. Total return, yield and tax-equivalent yield figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return, yield and tax-equivalent yield are determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the contingent deferred sales charge that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

  Set forth in the tables below is total return, yield and tax-equivalent yield information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

                                    CLASS A SHARES                      CLASS B SHARES
                          ----------------------------------- -----------------------------------
                            EXPRESSED AS    REDEEMABLE VALUE    EXPRESSED AS    REDEEMABLE VALUE
                            A PERCENTAGE    OF A HYPOTHETICAL   A PERCENTAGE    OF A HYPOTHETICAL
                             BASED ON A     $1,000 INVESTMENT    BASED ON A     $1,000 INVESTMENT
                            HYPOTHETICAL      AT THE END OF     HYPOTHETICAL      AT THE END OF
         PERIOD           $1,000 INVESTMENT    THE PERIOD     $1,000 INVESTMENT    THE PERIOD
         ------           ----------------- ----------------- ----------------- -----------------
                                               AVERAGE ANNUAL TOTAL RETURN
                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended September
 30, 1997...............         4.35 %         $1,043.50            4.14 %         $1,041.40
Five Years Ended Septem-
 ber 30, 1997...........         5.02 %         $1,277.60            5.35 %         $1,297.50
Ten Years Ended Septem-
 ber 30, 1997...........          --                  --             7.59 %         $2,077.80
Inception (October 25,
 1988) to September 30,
 1997...................         6.81 %         $1,800.50             --                  --
                                                   ANNUAL TOTAL RETURN
                                       (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended September 30,
1997....................         8.69 %         $1,086.90            8.14 %         $1,081.40
1996....................         6.19 %         $1,061.90            5.66 %         $1,056.60
1995....................         7.37 %         $1,073.70            6.82 %         $1,068.20
1994....................        (5.17)%         $  948.30           (5.66)%         $  943.40
1993....................        13.24 %         $1,132.40           12.67 %         $1,126.70
1992....................        11.77 %         $1,117.70           11.12 %         $1,111.20
1991....................        13.61 %         $1,136.10           13.03 %         $1,130.30
1990....................         4.42 %         $1,044.20            4.00 %         $1,040.00
1989....................          --                  --             8.16 %         $1,081.60
1988....................          --                  --            13.35 %         $1,133.50
1987....................          --                  --            (2.50)%         $  975.00
Inception (November 1,
 1985) to September 30,
 1986...................          --                  --            17.65 %         $1,176.50
Inception (October 25,
 1988) to September 30,
 1989...................         6.28 %         $1,062.80             --                  --
                                                  AGGREGATE TOTAL RETURN
                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (November 1,
 1985) to September 30,
 1997...................          --                  --           138.34 %         $2,383.40
Inception (October 25,
 1988) to September 30,
 1997...................        80.05 %         $1,800.50             --                  --
                                                           YIELD
30 days ended September
 30, 1997...............         4.40 %               --             4.07 %               --
                                                   TAX-EQUIVALENT YIELD*
30 days ended September
 30, 1997...............         6.11 %               --             5.65 %               --

--------
* Based upon a Federal income tax rate of 28%.

                                    CLASS C SHARES                      CLASS D SHARES
                          ----------------------------------- -----------------------------------
                            EXPRESSED AS    REDEEMABLE VALUE    EXPRESSED AS    REDEEMABLE VALUE
                            A PERCENTAGE    OF A HYPOTHETICAL   A PERCENTAGE    OF A HYPOTHETICAL
                             BASED ON A     $1,000 INVESTMENT    BASED ON A     $1,000 INVESTMENT
                            HYPOTHETICAL      AT THE END OF     HYPOTHETICAL      AT THE END OF
         PERIOD           $1,000 INVESTMENT    THE PERIOD     $1,000 INVESTMENT    THE PERIOD
         ------           ----------------- ----------------- ----------------- -----------------
                                               AVERAGE ANNUAL TOTAL RETURN
                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended September
 30, 1997...............         7.13%          $1,071.30            4.34%          $1,043.40
Inception (October 21,
 1994)
 to September 30, 1997..         7.22%          $1,227.70            6.25%          $1,195.40
                                                   ANNUAL TOTAL RETURN
                                       (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended September 30,
1997....................         8.13%          $1,081.30            8.68%          $1,086.80
1996....................         5.55%          $1,055.50            6.09%          $1,060.90
Inception (October 21,
 1994)
 to September 30, 1995..         7.57%          $1,075.70            7.99%          $1,079.90
                                                  AGGREGATE TOTAL RETURN
                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (October 21,
 1994)
 to September 30, 1997..        22.77%          $1,227.70           19.54%          $1,195.40
                                                           YIELD
30 days ended September
 30, 1997...............         3.97%                --             4.30%                --
                                                   TAX-EQUIVALENT YIELD*
30 days ended September
 30, 1997...............         5.51%                --             5.97%                --

--------
* Based upon a Federal income tax rate of 28%.

  In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the waiver of the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SERIES AND SHARES

  The Declaration of Trust provides that the Trust shall be comprised of separate Series ("Series") each of which will consist of a separate portfolio which will issue separate shares. The Trust is presently comprised of the Fund, Merrill Lynch Arizona Municipal Bond Fund, Merrill Lynch Arkansas Municipal Bond Fund, Merrill Lynch Colorado Municipal Bond Fund, Merrill Lynch Connecticut Municipal Bond Fund, Merrill Lynch Florida Municipal Bond Fund, Merrill Lynch Maryland Municipal Bond Fund, Merrill Lynch Massachusetts Municipal Bond Fund, Merrill Lynch Michigan Municipal Bond Fund, Merrill Lynch

Minnesota Municipal Bond Fund, Merrill Lynch New Jersey Municipal Bond Fund, Merrill Lynch New Mexico Municipal Bond Fund, Merrill Lynch North Carolina Municipal Bond Fund, Merrill Lynch Ohio Municipal Bond Fund, Merrill Lynch Oregon Municipal Bond Fund, Merrill Lynch Pennsylvania Municipal Bond Fund and Merrill Lynch Texas Municipal Bond Fund. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, par value $.10 per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series. Shareholder approval is not necessary for the authorization of additional Series or classes of a Series of the Trust. At the date of this Statement of Additional Information, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent an interest in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Trust may classify or reclassify the shares of any Series into additional or other classes of shares if the Board of Trustees deems such issuance to be in the best interests of the Trust.

  All shares of the Trust have equal voting rights, except that only shares of the respective Series are entitled to vote on matters concerning only that Series and, as noted above, Class B, Class C and Class D shares have exclusive voting rights with respect to matters relating to the account maintenance and/or distribution expenses, as appropriate, being borne solely by such class. Each issued and outstanding share of a Series is entitled to one vote and to participate equally in dividends and distributions with respect to that Series and, upon liquidation or dissolution of the Series, in the net assets of such Series remaining after satisfaction of outstanding liabilities except that, as noted above, expenses relating to distribution and/or account maintenance of the Class B, Class C and Class D shares are borne solely by the respective class. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Trust will be required to call a special meeting of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or a change in the fundamental policies, objectives or restrictions of a Series.

  The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Holders of shares of any Series are entitled to redeem their shares as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendments may be made to the Declaration of Trust, other than amendments necessary to conform the Declaration to certain laws or regulations, to change the name of the Trust, or to make certain non-material changes, without the affirmative vote of a majority of the outstanding shares of the Trust, or of the affected Series or class, as applicable.

  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

  The Manager provided the initial capital for the Fund by purchasing 10,000 shares of the Fund for $100,000. Such shares were acquired for investment and can only be disposed of by redemption. If additional Series are added to the Trust, the organizational expenses will be allocated among the Series in a manner deemed equitable by the Trustees.

COMPUTATION OF OFFERING PRICE PER SHARE

  An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets and number of shares outstanding on September 30, 1997 is set forth below.

                                  CLASS A     CLASS B     CLASS C     CLASS D
                                ----------- ------------ ---------- ------------
Net Assets....................  $22,300,544 $279,753,850 $5,034,327 $139,510,796
                                =========== ============ ========== ============
Number of Shares Outstanding..    1,945,698   24,405,156    439,094   12,178,109
                                =========== ============ ========== ============
Net Asset Value Per Share (net
 assets divided by number of
 shares outstanding)..........  $     11.46 $      11.46 $    11.47 $      11.46
Sales Charge (for Class A and
 Class D shares: 4.00% of
 offering price; 4.17% of net
 asset value per share)*......          .48           **         **          .48
                                ----------- ------------ ---------- ------------
Offering Price................  $     11.94 $      11.46 $    11.47 $      11.94
                                =========== ============ ========== ============

--------
* Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus and "Redemption of Shares--Deferred Sales Charges--Class B and Class C Shares" herein.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Trust. The selection of independent auditors is subject to approval by the independent Trustees of the Trust. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

  State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101, acts as the Custodian of the Fund's assets. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest on the Fund's investments.

TRANSFER AGENT

  Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Trust--Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

  Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Trust.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Fund ends on September 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the 1940 Act, to which reference is hereby made.

  The Declaration of Trust establishing the Trust dated August 2, 1985, a copy of which, together with all amendments thereto (the "Declaration") is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Multi-State Municipal Series Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability; nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Trust, but the "Trust Property" only shall be liable.

  To the knowledge of the Trust, no person or entity owned beneficially 5% or more of the Fund's shares as of December 1, 1997.

                                APPENDIX I

                      ECONOMIC CONDITIONS IN NEW YORK

  The information set forth below is derived from the official statements prepared in connection with the issuance of New York Municipal Bonds and other sources that are generally available to investors. The following information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other conditions of New York City (the "City") or New York State (the "State" or "New York"). The Trust has not independently verified this information.

  The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties of the type that could have an adverse effect on the sources of payment for or the market value of the New York Municipal Bonds in which the Fund invests.

NEW YORK CITY

  General. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. After noticeable improvements in the City's economy during the calendar year 1994, economic growth slowed in calendar year 1995. It improved thereafter commencing in calendar year 1996, reflecting improved securities industry earnings and employment in other sectors. The City's current four-year financial plan assumes that moderate economic growth will exist through calendar year 2001 with moderate job growth and wage increases.

  For each of the 1981 through 1997 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City has been required to close substantial gaps between forecast revenues and forecast expenditures in recent fiscal years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without additional reductions in City services or entitlement programs or tax or other revenue increases that could adversely affect the City's economic base.

  Pursuant to the laws of the State, the Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1998 through 2001 fiscal years (the "1998-2001 Financial Plan" or "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

  Implementation of the City Financial Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $4.0 billion of general obligation bonds and $7.3 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority") to finance City capital projects. In 1997, the State enacted the New York City Transitional Finance Authority Act (the "Finance Authority Act"), which created the Transitional Finance Authority, to assist the City in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. The Transitional Finance Authority is authorized to issue up to $7.5 billion in long term debt. In a challenge to the constitutionality of the Finance Authority Act, the state trial court, by summary judgement, recently held the Finance Authority Act to be constitutional. The decision has been appealed to the New York Court of Appeals. In addition, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority (the "Water Authority") bonds and Transitional Finance Authority bonds will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes or the Water Authority or the Transitional Finance Authority were unable to sell its bonds, the City would be prevented from meeting its planned operating and capital expenditures.

  1998-2001 Financial Plan. On November 25, 1997, the City submitted to the New York State Financial Control Board (the "Control Board") the Financial Plan for the 1998 through 2001 fiscal years, which relates to the City, the Board of Education ("BOE") and the City University of New York ("CUNY"). The Financial Plan is a modification to the financial plan submitted to the Control Board on June 10, 1997 (the "June Financial Plan").

  The June Financial Plan identified actions to close a previously projected budget gap for the 1998 fiscal year. The proposed actions in the June Financial Plan for the 1998 fiscal year included (i) agency actions; (ii) the proposed sale of various assets; and (iii) additional State aid, including a proposal that the State accelerate a revenue sharing payment to the City from March 1999. The June Financial Plan also included a proposed discretionary transfer in the 1998 fiscal year of debt service due in the 1999 fiscal year for budget stabilization purposes.

  The 1998-2001 Financial Plan published on November 25, 1997 reflects actual receipts and expenditures and changes in forecast revenues and expenditures since the June Financial Plan. The 1998-2001 Financial Plan projects revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP, and projects gaps of $1.2 billion, $2.7 billion and $2.6 billion for the 1999, 2000 and 2001 fiscal years respectively. The City has outlined a gap-closing program for these years that assumes additional agency actions, savings from restructuring City government and privatization initiatives, additional revenue initiatives and asset sales, additional State aid, additional entitlement cost containment initiatives and the availability of funds from the General Reserve.

  The June Financial Plan includes a proposed tax reduction program totaling $272 million, $435 million, $465 million and $481 million in the 1998 through 2001 fiscal years, respectively. The June Financial Plan assumes that portions of these reductions will be offset by State aid.

  Changes since the June Financial Plan include (i) an increase in projected tax revenues; (ii) an increase in sales tax revenues, resulting from the State adopting a smaller sales tax reduction than previously assumed; (iii) a reduction in assumed State aid reflecting the State adopted budget; (iv) a reduction in projected debt service expenditures and reduced pension costs; (v) an increase in expenditures of BOE in the 1998 fiscal year; and (vi) an increase in expenditures in each of the 1998 through 2001 fiscal years, reflecting additional agency spending and costs for the City's proposed drug initiative. The 1998-2001 Financial Plan also includes a proposed discretionary transfer in the 1998 fiscal year of additional debt service due in the 1999 fiscal year for budget stabilization purposes. Subsequently, the City modified its expense budget for the 1998 fiscal year to reflect the changes made in the 1998-2001 Financial Plan and spending not included in the 1998-2001 Financial Plan, primarily for the City's proposed drug initiative. The increased spending was offset by reducing the proposed discretionary transfer in the 1998 fiscal year of debt service due in the 1999 fiscal year.

  The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, employment growth, wage increases for City employees consistent with those assumed in the City Financial Plan, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, collection of projected rent payments for the City's airports, the ability of the City's hospital entities to take actions to offset potential budget shortfalls, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief, the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements and approval by the Governor and the State Legislature of the extension of certain personal income tax surcharges that are scheduled to expire in 1998 and 1999.

  The City Financial Plan is also subject to the ability of the City to implement the expenditure reductions and to obtain the savings outlined in the City Financial Plan. In addition, the City may incur expenditures that exceed those projected in the City Financial Plan. There can be no assurance that additional gap-closing measures will not be required to enable the City to achieve a balanced budget in a particular fiscal year. Certain identified savings are subject to negotiation with the City's municipal unions. Various other actions proposed for the 1998 through 2001 fiscal years are subject to approval by the Governor and the State Legislature and the proposed reductions in spending for entitlement programs may be subject to legal challenge.

  The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. If the State experiences revenue shortfalls or spending increases beyond its projections during its 1997-1998 fiscal year or subsequent fiscal years, such developments could result in reductions in anticipated State aid to the City. The State did not adopt its budget for the 1997-1998 fiscal year until August 4, 1997, more than four months after April 1, 1997, the beginning of the fiscal year. In addition, there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such reductions or delays.

  The City's financial plans have been the subject of extensive public comment and criticism. On September 18, 1997, the City Comptroller issued a report commenting on developments with respect to the 1998 fiscal year. The report noted that the City's adopted budget, which is reflected in the June Financial Plan, had assumed additional State resources of $612 million in the 1998 fiscal year, and that the approved State budget provided resources of only $216 million for gap-closing purposes. The report further noted that, while the City will receive $322 million more in education aid in the 1998 fiscal year than assumed in the City's adopted budget, it is unlikely that the funding will be entirely available for gap-closing purposes. In addition, the report noted that the City's financial statements currently contain approximately $643 million in uncollected State education aid receivables from prior years as a result of the failure of the State to appropriate funds to pay these claims, and that the staff of the Board of Education ("BOE") has indicated that an additional $302 million in prior year claims is available for accrual. The report stated that the City Comptroller maintains the position that no further accrual of prior year aid will take place, including $75 million in aid assumed in the City's adopted budget for the 1998 fiscal year, unless the State makes significant progress to retire the outstanding prior year receivables.

  On October 28, 1997, the City Comptroller issued a subsequent report commenting on recent developments. With respect to the 1997 fiscal year, the report noted that the City ended the 1997 fiscal year with an operating surplus of $1.367 billion, before certain expenditures and discretionary transfers, of which $1.362 billion was used for expenditures due in the 1998 fiscal year. With respect to tax revenues for the 1998 fiscal year, the report noted that total tax revenues in the first quarter of the 1998 fiscal year were $244.3 million above projections in the June Financial Plan, excluding audit collections which were $31.2 million less than projected. The report stated that the increased tax revenues included $110.3 million of greater than projected general property tax receipts, which resulted, in part, from a prepayment discount program, and increased revenues from the personal income, banking corporation, general corporation and unincorporated business taxes. The report noted that Wall Street profits exceeded expectations in the first half of the 1997 calendar year. However, the report noted that the stock market in the last two weeks of October declined as a result of currency turmoil in Southeast Asia. The report noted that, while tax revenues in the 1998 fiscal year should not be significantly affected by the recent stock market activity, since there is a lag between activity on Wall Street and City tax revenues, if the stock market declines, tax revenue forecasts for subsequent years will have to be revised downward.

  On July 2, 1997, the staff of the Office of the State Deputy Comptroller of New York (the "OSDC") issued a report on the June Financial Plan. For the 1998 fiscal year, the report projected a potential surplus of $190 million. The report also identified risks of $518 million, $1.1 billion, $1.3 billion and $1.4 billion for the 1998 through 2001 fiscal years, respectively. On July 15, 1997, the staff of the Control Board issued a report commenting on the June Financial Plan. The report stated that, while the City should end the 1998 fiscal year with its budget in balance, the June Financial Plan still contains large gaps beginning in the 1999 fiscal year, reflecting revenues which are not projected to grow during the June Financial Plan period and expenditures which are projected to grow at about the rate of inflation. The principal risks of revenues and cost savings to the City which may not materialize, identified in the report, included (i) potential tax revenue shortfalls based on historical average trends; (ii) BOE's structural gap, uncertain State funding of BOE and implementation by BOE of various unspecified actions; (iii) the proposed sale of certain assets in the 1998 fiscal year which could be delayed; (iv) assumed additional State actions; (v) revenues from the extension of the personal income tax surcharge beyond December 31, 1998, which requires State legislation; and (vi) the receipt of revenues from the Port Authority in the 1999 through 2001 fiscal years, respectively, which is the subject of arbitration. Taking into account risks identified in the report and the gaps projected in the June Financial Plan, the report projected a gap of $485 million for the 1998 fiscal year, which could be offset by available reserves, and gaps of $2.7 billion, $4.1 billion and $4.0 billion for the 1999 through 2001 fiscal years, respectively. The report also noted that (i) if the securities industry or economy slows down to a greater extent than projected, the City could face sudden and unpredictable changes to its forecast; (ii) the City's entitlement reduction assumptions require a decline of historic proportions in the number of eligible welfare recipients; (iii) the City has not yet shown how the City's projected debt service, which would consume 20% of tax revenues by the 1999 fiscal year, can be accommodated on a recurring basis;
(iv) the City is deferring recommended capital maintenance; and (v) continuing growth in enrollment at BOE has helped create projected gaps of over $100 million annually at BOE.~

  On October 31, 1996 the City's Independent Budget Office (the "IBO") released a report assessing the costs that could be incurred by the City in response to the Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the "1996 Welfare Act"). The IBO report noted that if the requirement that all recipients work after two years of receiving benefits is enforced, these additional costs could be substantial starting in 1999, reflecting costs for worker training and supervision of new workers and increased child care costs. The report further notes that if economic performance weakened and resulted in an increased number of public assistance cases, potential costs to the City could substantially increase. The report noted that the new welfare law's most significant fiscal impact is likely to occur in the years 2002 and beyond, reflecting the full impact of the lifetime limit on welfare participation, which only will begin to be felt in 2002. In addition, the report noted that, given the State constitutional requirement to care for the needy, the 1996 Welfare Act might well prompt a migration of benefit-seekers into the City. The report concluded that the impact of the 1996 Welfare Act on the City will ultimately depend on decisions of State and City officials, including the allocation of block grant funds between the State and New York local governments and the divisions between the State and local governments of welfare costs not funded by the Federal Government, the performance of the local economy and the behavior of thousands of individuals in response to the new system. On August 25, 1997, the IBO issued a report relating to recent developments regarding welfare reform. The report noted that Federal legislation adopted in August 1997 modified certain aspects of the 1996 Welfare Act, by reducing SSI eligibility restrictions for certain legal aliens residing in the country as of August 22, 1996, resulting in the continuation of Federal benefits by providing funding to the states to move welfare recipients from public assistance and into jobs and by providing continued Medicaid coverage for those children who lose SSI due to stricter eligibility criteria. In addition, the report noted that the State had enacted the Welfare Reform Act of 1997 which, among other things, requires the City to achieve work quotas and other work requirements and requires all able-bodied recipients to work after receiving assistance for two years. The report noted that this provision could require the City to spend substantial funds over the next several years for workfare and day care in addition to the funding reflected in the June Financial Plan. The report also noted that the State Welfare Reform Act of 1997 established a Food Assistance Program designed to replace Federal food stamp benefits for certain classes of legal aliens denied eligibility for such benefits by the 1996 Welfare Act. The report noted that if the City elects to participate in the Food Assistance Program, it will be responsible for 50% of the costs for the elderly and disabled.

  General Obligation Bond Ratings. As of December 11, 1997, Moody's Investors Service, Inc. ("Moody's") rated the~ City's outstanding general obligation bonds "Baa 1," Standard & Poor's a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") rated such bonds BBB+ and Fitch IBCA, Inc. ("Fitch") rated such bonds A-. On July 10, 1995, Standard & Poor's revised downwards its ratings on outstanding general obligation bonds of the City from A- to BBB+. On July 17, 1997, Moody's changed its outlook on City bonds to positive from stable. Such ratings reflect only the view of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.

  Outstanding Indebtedness. As of September 30, 1997, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $26.2 and $3.7 billion of outstanding net long-term debt. As of October 8, 1997, the New York City Municipal Water Finance Authority (the

"Water Authority") had approximately $8.1 billion of aggregate principal amount of outstanding bonds, inclusive of subordinate second resolution bonds, and $200 million aggregate principal amount of outstanding commercial paper notes.

  Debt service on Water Authority obligations is secured by fees and charges collected from the users of the City's water and sewer system. State and Federal regulations require the City's water supply to meet certain standards to avoid filtration. The City's water supply now meets all technical standards and the City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply, will prevent the need for filtration. On May 6, 1997, the U.S. Environmental Protection Agency granted the City a filtration avoidance waiver through April 15, 2002 in response to the City's adoption of certain watershed regulations, which became effective May 1, 1997. The estimated incremental cost to the City of implementing this Watershed Memorandum of Agreement, beyond investments in the watershed which are planned independently, is approximately $400 million. The City has estimated that if filtration of the upstate water supply system is ultimately required, the construction expenditures required could be between $4 billion and $5 billion. Such an expenditure could cause significant increases in City water and sewer charges.

  Litigation. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, routine litigation incidental to the performance of its governmental and other functions, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other alleged violations of law and condemnation proceedings and other tax and miscellaneous actions. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. As of June 30, 1997, the City estimated its potential future liability on account of all outstanding claims to be approximately $3.5 billion.

NEW YORK STATE

  Current Economic Outlook. The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with approximately 14 million jobs added since early 1992. Although the State has added approximately 300,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries.

  The forecast of the State's economy shows moderate expansion during the first half of calendar 1997 with the trend continuing through the year. On an average annual basis, employment growth in the State, although less than that for the nation, is expected to be up substantially from the 1996 rate. Personal income is expected to record moderate gains in 1997. The State's overall employment growth is projected to be 1.4 percent in 1997 and 1.0 percent in 1998 while personal income growth is projected to be 6.1 percent in 1997 and 4.5 percent in 1998.

  The 1997-1998 Financial Plan. The State's current fiscal year commenced on April 1, 1997, and ends on March 31, 1998. The State's budget for the 1997-1998 fiscal year was adopted by the Legislature on August 4, 1997, more than four months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted necessary appropriations for state-supported debt service. The State Financial Plan for the 1997-1998 fiscal year was formulated on August 11, 1997 and is based on the State's budget as enacted by the Legislature, as well as actual results for the first half of the current fiscal year.

  The 1997-1998 Financial Plan projects General Fund receipts of $35.09 billion, an increase of approximately 6 percent from the previous fiscal year. General Fund disbursements are projected at $34.60 billion, an increase of approximately 5 percent from the previous fiscal year. Tax receipts are projected to grow by approximately 5 percent in fiscal year 1997-1998. The 1997-1998 Financial Plan projects budget balance on a cash basis. The State closed a previously projected budget gap of approximately $2.3 billion for the 1997-1998 fiscal year. Gap-closing actions include cost containment in State Medicaid, the use of the $1.4 billion 1996-1997 fiscal year budget surplus to finance current year spending, control on State agency spending and other actions. Total non-recurring resources included in the 1997-1998 Financial Plan are projected to be 0.7 percent of total General Fund receipts. There can be no assurance that the cost containment and spending reduction programs can be implemented as proposed.

  On September 11, 1997, the State Comptroller released a report entitled "The 1997-98 Budget Fiscal Review and Analysis" in which he identified several risks to the State Financial Plan and estimated that the State faces a potential imbalance in receipts and disbursements of approximately $1.5 billion for the State's 1998-1999 fiscal year and approximately $3.4 billion for the State's 1999-2000 fiscal year. In addition, the Comptroller identified risks in future years from an economic slowdown and from spending and revenue actions enacted as a part of the 1997-1998 budget that will add pressure to future budget balance. The Governor is required to submit a balanced budget each year to the State Legislature.

  General Fund payments for Medicaid are projected to be $5.42 billion, virtually unchanged from the level of $5.38 billion in 1996-1997. This slow growth is due primarily to continuation of cost containment measures enacted in 1995-1996 and 1996-1997, new reforms included in the 1997-1998 adopted budget and forecasts for slower underlying growth. Other social service spending is forecast to increase by only $115 million to $3.15 billion in 1997-1998. This slow growth stems from continued State efforts to reduce welfare fraud, declining caseloads and changes produced by Federal welfare legislation enacted in 1996.

  The 1997-1998 adopted budget includes multi-year tax reductions, including a State funded property and local income tax reduction program, estate tax relief, utility gross receipts tax reductions, permanent reductions in the State sales tax on clothing and elimination of assessments on medical providers. The various elements of the State and local tax and assessment reductions have little or no impact on the 1997-1998 Financial Plan, and do not begin to materially affect the outyear projections until the State's 1999-2000 fiscal year.

  The 1997-1998 Financial Plan projects a budget imbalance of up to $1.68 billion for the 1998-1999 fiscal year. The expected gap is smaller than the three previous budget gaps closed by the State. The Governor is required to submit a balanced budget to the State Legislature and has indicated that he will close any potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. There can be no assurance, however, that the State's actions will be sufficient to preserve budget balances in the then current or future fiscal years.

  Certain actions taken in the State's 1997-1998 fiscal year, such as Medicaid and welfare reforms, are expected to provide recurring savings in future fiscal years. Continued controls on State agency spending will also provide recurring savings. The availability of $530 million in reserves created as a part of the 1997-1998 adopted budget and included in the Financial Plan is expected to benefit the 1998-1999 fiscal year. Sustained growth in the State's economy and continued declines in welfare caseload and health care costs would also produce additional savings in the 1998-1999 Financial Plan. Finally, various Federal actions, including the potential beneficial effect on State tax receipts from changes to the Federal tax treatment of capital gains, could potentially provide significant benefits to the State over the next several years.

  Certain actions taken in the 1997-1998 adopted budget add pressure to future budget balance in New York State. For example, the fiscal effects of tax reductions adopted in the 1997-1998 budget are projected to grow more substantially beyond the 1998-1999 fiscal year with incremental costs averaging in excess of $1.3 billion annually over the last three years of the tax reduction program. These incremental costs reflect the phase-in of State-funded school property tax and local income tax relief, the phase-out of the assessments on medical providers and reductions in estate and gift levies, utility gross receipts taxes and the State sales tax on clothing. The full annual cost of the enacted tax reduction package is estimated at approximately $4.8 billion when fully effective in State fiscal year 2001-2002. In addition, the 1997-1998 budget included multi-year commitments for school aid and pre-kindergarten early learning programs which could add as much as $1.4 billion in costs when fully annualized in fiscal year 2001-2002. These spending commitments are subject to annual appropriation.

  On August 11, 1997 President Clinton exercised his line item veto powers to cancel a provision in the Federal Balanced Budget Act of 1997 that would have deemed New York State's health care provider taxes to be approved by the Federal government. New York and several other states have used hospital rate assessments and other provider tax mechanisms to finance various Medicaid and health insurance programs since the early 1980s. The State's process of taxation and redistribution of health care dollars was sanctioned by federal legislation in 1987 and 1991. However, the Federal Health Care Financing Administration (HCFA) regulations governing the use of provider taxes require the State to seek waivers from HCFA that would grant explicit approval of the provider taxing system now in place. The State filed the majority of these waivers with HCFA in 1995 but has yet to receive final approval.

  The Balanced Budget Act of 1997 provision passed by Congress was intended to rectify the uncertainty created by continued inaction on the State's waiver requests. A Federal disallowance of the State's provider tax system could jeopardize up to $2.6 billion in Medicaid reimbursement received through December 31, 1998. The President's veto message valued any potential disallowance at $200 million. The 1997-1998 Financial Plan does not anticipate any provider tax disallowance.

  On October 9, 1997 the President offered a corrective amendment to the HCFA regulations governing such taxes. The Governor has stated that this proposal does not appear to address all of the State's concerns and negotiations are ongoing between the State and HCFA. In addition, the City of New York and other affected parties in the health care industry have filed a lawsuit challenging the constitutionality of the President's line item veto.

  The 1997-1998 Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, federal financial and monetary policies, the availability of credit and the condition of the world economy, any of which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results in the 1997-1998 and subsequent fiscal years, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

  Owing to these and other factors, the State may face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues from a lower recurring receipts base and the spending required to maintain State programs at mandated levels. Any such recurring imbalance would be exacerbated by the use by the State of nonrecurring resources to achieve budgetary balance in a particular fiscal year. To correct any recurring budgetary imbalance, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years.

  The 1996-1997 Fiscal Year. The State ended its 1996-1997 fiscal year on March 31, 1997 in balance on a cash basis, with a 1996-1997 General Fund cash surplus as reported by the State Division of the Budget of approximately $1.4 billion that has been used to finance the 1997-1998 Financial Plan. The surplus results primarily from higher-than-expected revenues and lower-than-expected spending for social service programs. The General Fund closing balance was $433 million. General Fund receipts and transfers from other funds for the 1996-1997 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the 1995-1996 fiscal year (excluding deposits into the tax refund reserve account). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-1997 fiscal year, an increase of 0.7 percent from the 1995-1996 fiscal year.

  Prior Fiscal Years. The State ended its 1995-1996 fiscal year in balance, with a reported 1995-1996 General Fund cash surplus of $445 million. General Fund receipts and transfers from other funds totaled $32.81 billion, a decrease of
1.1 percent from the 1994-1995 levels. General Fund disbursements and transfers to other funds totaled $32.68 billion for the 1995-1996 fiscal year, a decrease of 2.2 percent from the 1994-1995 levels. Prior to adoption of the State's 1995-1996 fiscal year budget, the State had projected a potential budget gap of approximately $5 billion, which was closed primarily through spending reductions, cost containment measures, State agency actions and local assistance reforms.

  The State ended its 1994-1995 fiscal year with the General Fund in balance. General Fund receipts and transfers from other funds totaled $33.16 billion, an increase of 2.9 percent from the 1993-1994 levels. General Fund disbursements and transfers to other funds totaled $33.40 billion, an increase of 4.7 percent from the 1993-1994 levels.

  Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs without relying on short-term seasonal borrowing.

  Financing Activities. State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings through public authorities and municipalities, where the State's obligation to make payments for debt service is generally subject to annual appropriation by the State Legislature.

  As of March 31, 1997, the total amount of outstanding general obligation debt was approximately $5.028 billion, including $293.6 million in Bond Anticipation Notes. The total amount of moral obligation debt was approximately $4.069 billion, and $22.499 billion of bonds issued primarily in connection with lease-purchase and contractual-obligation financing of State capital programs were outstanding.

  Public Authorities. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurring of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1996, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $75.4 billion. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be adversely affected if any of its public authorities were to default in their respective obligations.

  State General Obligation Bond Ratings. As of the date of this Statement of Additional Information, Moody's, Standard & Poor's and Fitch rate the State's outstanding general obligation bonds "A2," "A" and "A+," respectively. Standard & Poor's revised its ratings upward from A- to A on August 28, 1997. Ratings reflect only the respective views of such organizations, and explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or a withdrawal of such ratings may have an effect on the market price of the New York Municipal Bonds in which the Fund invests.

  Litigation. The State is a defendant in numerous legal proceedings including, but not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. State programs are frequently challenged on State and Federal constitutional grounds. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. There can be no assurance that an adverse decision in one or more legal proceedings would not exceed the amount the State reserves for the payment of judgments or materially impair the State's financial operations. In its audited financial statements for the fiscal year ended March 31, 1997, the State reported its estimated liability for awarded and anticipated unfavorable judgments at $364 million.

  Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1997-1998 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1997-1998 fiscal year.

  Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

                                  APPENDIX II

                           RATINGS OF MUNICIPAL BONDS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") MUNICIPAL BOND
RATINGS

Aaa
     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Those bonds in the Aa, A, Baa, Ba and B categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

  Short-term Notes: The four ratings of Moody's for short-term notes are MIG 1/VMIG1, MIG 2/VMIG2, MIG 3/VMIG3 and MIG 4/VMIG4; MIG 1/VMIG1 denotes "best quality . . . strong protection by established cash flows"; MIG 2/VMIG2 denotes "high quality" with ample margins of protection; MIG 3/VMIG3 notes are of "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades"; MIG 4/VMIG4 notes are of "adequate quality . . . [p]rotection commonly regarded as required of an investment security is present
 . . . there is specific risk."

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

  Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.
 ("STANDARD & POOR'S") MUNICIPAL DEBT RATINGS

  A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.

  The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  The ratings are based, in varying degrees, on the following considerations:

    I.

    Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of obligation;

   II.

    Nature of and provisions of the obligation; and

  III.
    Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA
              Debt rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          AA
              Debt rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

           A
              Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB
              Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment to the obligation.

          BB
           B Debt rated "BB," "B," "CCC," "CC" and "C" is regarded as having CCC significant speculative characteristics. "BB" indicates the
          CC  least degree of speculation and "C" the highest degree of
           C speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


           D
              Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

  A Standard & Poor's Commercial Paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

   A-1
    This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

   A-2
    Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

   A-3

    Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B
    Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C
    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D
    Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

  A Commercial Paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

DESCRIPTION OF STANDARD & POOR'S SHORT-TERM ISSUED CREDIT RATINGS

  A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  --Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

  --Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

  SP-1

     Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus "+" designation.

  SP-2

     Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

  SP-3

     Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH IBCA, INC. ("FITCH") RATINGS

  Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest-preferred dividends, or repayment of principal, on a timely basis.

  Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment-grade" ratings (international long-term "AAA'--"BBB' categories; short-term "F1'-- "F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international long-term "BB'--"D'; short-term "B'--"D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability.

  Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

  Fitch credit and other ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

INTERNATIONAL CREDIT RATINGS

  Fitch's international credit ratings are applied to the spectrum of corporate, structured, and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties. When applied to an entity, these long- and short-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.

ANALYTICAL CONSIDERATIONS

  When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue's relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer's financial strength and credit quality.

  Investment-grade ratings reflect expectations of timeliness of payment. However, ratings of different classes of obligations of the same issuer may vary based on expectations of recoveries in the event of a default or liquidation. Recovery expectations, which are the amounts expected to be received by investors after a security defaults, are a relatively minor consideration in investment-grade ratings, but Fitch does use "notching" of particular issues to reflect their degree of preference in a winding up, liquidation, or reorganization, as well as other factors. Recoveries do, however, gain in importance at lower rating levels, because of the greater likelihood of default, and become the major consideration at the "DDD' category. Factors that affect recovery expectations include collateral and seniority relative to other obligations in the capital structure.

  Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as "AAA/F1+'. The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

INTERNATIONAL LONG-TERM CREDIT RATINGS

 Investment Grade

AAA Highest credit quality. "AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA' ratings denote a very low expectation of credit risk. They indicate strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

 Speculative Grade

BB Speculative. "BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change overtime; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B' ratings indicate that significant credit risk is present, but a limit margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC CC C

        High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC' rating indicates that default of some kind appears probable. "C' ratings signal imminent default.

DDD DD D Default. Securities are not meeting current obligations and are extremely speculative. "DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, "DD' indicates expected recovery 50%-90% of such outstandings, and "D' the lowest recovery potential, i.e. below 50%.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

  A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

     Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

     Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

     Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

     Default. Denotes actual or imminent payment default.

--------

Notes:

  "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA' long-term rating category, to categories below "CCC', or to short-term ratings other than "F1'.

  "NR' indicates that Fitch does not rate the issuer or issue in question.

  "Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

  RatingWatch: Ratings are placed on RatingWatch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch New York Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of September 30, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of September 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

November 7, 1997

Merrill Lynch New York Municipal Bond Fund                    September 30, 1997





SCHEDULE OF INVESTMENTS                                                                                            (in Thousands)

S&P                  Moody's          Face                                                                             Value
Ratings              Ratings         Amount                         Issue                                            (Note 1a)

New York -- 98.6%
AAA                   Aaa           $4,205   Albany County, New York, Airport Authority, Airport Revenue Bonds,
                                             RITR, AMT, Series RI-97-7, 7.42% due 12/15/2023 (g)(h)                    $4,647
NR*                   Baa1          14,750   Babylon, New York, IDA, Waste Facilities Revenue Bonds (Babylon
                                             Community Waste Management), Series A, 7.875% due 7/01/1999 (d)           15,995
AAA                   Aaa            2,000   Buffalo, New York, Municipal Water Finance Authority, Water System
                                             Revenue Bonds, 5% due 7/01/2025 (b)                                        1,891
AAA                   Aaa            4,000   Buffalo, New York, Sewer Authority Revenue Bonds, Series F, 6% due
                                             7/01/2013 (b)                                                              4,423
AA+                   Aa1            6,000   Hornell, New York, IDA, IDR (Crowley Foods, Inc.), 7.75% due
                                             12/01/2016                                                                 6,307
                                             Metropolitan Transportation Authority, New York, Commuter Facilities
                                             Revenue Bonds:
AAA                   Aaa            5,235   RITR, Series 9, 7.72% due 7/01/2026 (h)                                    6,001
NR*                   NR*            3,000   RITR, Series 20, 5% due 7/01/2017 (c)(h)                                   3,611
AAA                   Aaa            5,200   Series B, 5.125% due 7/01/2024 (a)                                         4,998
AAA                   Aaa           13,325   Metropolitan Transportation Authority, New York, Dedicated Tax Fund,
                                             Series A, 5.25% due 4/01/2026 (c)                                         13,036
AAA                   Aaa            2,950   Monroe County, New York, Airport Authority Revenue Bonds (Greater
                                             Rochester International Airport), AMT, 7.25% due 1/01/2009 (c)             3,171
BBB+                  Baa            9,225   Monroe County, New York, COP, 8.05% due 1/01/2011                          9,895
                                             Municipal Assistance Corporation, New York City, New York, VRDN (e):
A1+                   NR*              300   Sub-Series K-1, 4.05% due 7/01/2008                                          300
A1+                   NR*            5,800   Sub-Series K-2, 3.65% due 7/01/2008                                        5,800
                                             New York City, New York, GO, UT:
BBB+                  Baa1           3,295   Refunding, Series A, 6.25% due 8/01/2020                                   3,474
BBB+                  Aaa            2,725   Series B, 7% due 6/01/2001 (d)                                             3,022
BBB+                  Baa1             275   Series B, 7% due 6/01/2016                                                   298
BBB+                  Aaa            1,440   Series C, 7.25% due 8/15/2001 (d)                                          1,598
BBB+                  Baa1           3,870   Series C, 7.25% due 8/15/2024                                              4,210
A1+                   Aa2            5,800   New York City, New York, Health and Hospital Corporation, Health
                                             System Revenue Bonds, VRDN, Series A, 4% due 2/15/2026 (e)                 5,800
                                             New York City, New York, IDA, Civic Facilities Revenue Bonds:
NR*                   NR*            2,000   (New York Blood Center Inc. Project), 7.20% due 5/01/2004 (d)              2,304
NR*                   NR*            6,895   (New York Blood Center Inc. Project), 7.25% due 5/01/2004 (d)              7,962
AAA                   Aaa            4,690   (USTA National Tennis Center Project), 6.60% due 11/15/2011 (g)            5,288

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch New York Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

        AMT   Alternative Minimum Tax (subject to)
        COP   Certificates of Participation
        GO    General Obligation Bonds
        IDA   Industrial Development Authority
        IDR   Industrial Development Revenue Bonds
        PCR   Pollution Control Revenue Bonds
        RITR  Residual Interest Trust Receipts
        UT    Unlimited Tax
        VRDN  Variable Rate Demand Notes

Merrill Lynch New York Municipal Bond Fund                    September 30, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                             (in Thousands)

  S&P             Moody's          Face                                 Issue                                       Value
Ratings           Ratings         Amount                                                                           (Note 1a)
New York (continued)
                                             New York City, New York, IDA, Special Facilities Revenue Bonds, AMT:
BBB-                  Baa2           2,030   (1990 AMR/American Airlines Inc. Project), 7.75% due 7/01/2019             2,135
BB                    Ba2            5,300   (Northwest Airlines Inc.), 6% due 6/01/2027                                5,413
A                     A              5,000   RITR, Series RI-5, 7.395% due 1/01/2024 (h)                                5,463
                                             New York City, New York, Municipal Water Finance Authority, Water and
                                             Sewer System Revenue Bonds:
A-                    A2             6,960   RITR, Series 21, 7.12% due 6/15/2029 (h)                                   7,264
A-1                   VMIG1+        14,600   RITR, Series RI-2, 7.125% due 6/15/2025 (h)                               15,932
A-                    A2             5,000   Refunding, Series A, 5.125% due 6/15/2021                                  4,759
AAA                   Aaa            1,000   Series A-1994, 7% due 6/15/2015 (b)                                        1,096
A1+                   VMIG1+           300   VRDN, Series G, 4% due 6/15/2024 (b)(e)                                      300
AAA                   Aaa            3,750   New York City, New York, Trust for Cultural Resources Revenue Bonds
                                             (American Museum of Natural History), Series A, 6.90% due 4/01/2001
                                             (c)(d)                                                                     4,146
A1+                   VMIG1+           800   New York City, New York, VRDN, UT, Series B, Sub-Series B-5, 4% due
                                             8/15/2022 (c)(e)                                                             800
                                             New York State Dormitory Authority Revenue Bonds:
AAA                   Aaa            6,500   (Consolidated City University System), Series A, 5.625% due 7/01/2016
                                             (g)                                                                        6,876
AAA                   Aaa           18,200   (Mental Health Services Facilities), Series B, 5.125% due 8/15/2021 (c)   17,650
AAA                   Aaa           11,200   (Mental Health Services Facilities), Series B, 5.375% due 2/15/2026 (g)   11,079
AAA                   Aaa            2,825   (Mental Health Services Facilities), Series C, 5.125% due 2/15/2021 (c)    2,741
BBB+                  Baa1          12,000   Refunding (State University Educational Facilities), Series B, 7% due
                                             5/15/2016                                                                 12,938
AA                    Aa            10,150   Refunding (Vassar College), 5% due 7/01/2025                               9,709
BBB+                  Baa1           6,750   (State University Educational Facilities), 5.50% due 5/15/2026             6,663
AAA                   Aaa            3,500   (State University Educational Facilities), Series A, 5.50% due
                                             5/15/2019 (g)                                                              3,635
                                             New York State Energy Research and Development Authority, Facilities
                                             Revenue Bonds:
AAA                   Aaa            7,820   (Consolidated Edison Company Inc.), AMT, Series A, 6.75% due 1/15/2027
                                             (c)                                                                        8,363
AAA                   Aaa            3,200   RITR, Series 19, 8.07% due 8/15/2020 (h)                                   3,608
AAA                   Aaa            4,750   New York State Energy Research and Development Authority, Gas
                                             Facilities Revenue Refunding Bonds (Brooklyn Union Gas Company),
                                             Series A, 5.50% due 1/01/2021 (c)                                          4,764
A-                    Aa2            4,250   New York State Environmental Facilities Corporation, PCR, State Water
                                             Revolving Fund (New York City Municipal Water Financing Authority
                                             Project), AMT, Series E, 6.875% due 6/15/2014                              4,847
AAA                   Aaa            2,750   New York State Environmental Facilities Corporation, Special Obligation
                                             Revenue Bonds (Riverbank State Park), 7.25% due 4/01/2002 (d)              3,133
                                             New York State Local Government Assistance Corporation:
AAA                   Aaa           10,000   Refunding, Series E, 5% due 4/01/2021 (c)                                  9,638
A1+                   VMIG1+         2,400   VRDN, Series B, 3.90% due 4/01/2025 (e)                                    2,400
                                             New York State Medical Care Facilities Finance Agency Revenue Bonds:
A-                    Baa1             825   (Mental Health Services), Series B, 7.625% due 8/15/2001 (d)                 937
A-                    Baa1             365   (Mental Health Services), Series B, 7.625% due 8/15/2017                     409
AAA                   Aaa              695   (Mental Health Services), Series C, 7.30% due 8/15/2001 (d)                  784
A-                    Baa1             375   (Mental Health Services), Series C, 7.30% due 2/15/2021                      416
A-                    Baa1           3,665   (Mental Health Services), Series D, 7.40% due 2/15/2002 (d)                4,170
A-                    Baa1           1,405   (Mental Health Services), Series D, 7.40% due 2/15/2018                    1,574
AAA                   Aaa            6,140   (Saint Francis Hospital Project), Series A, 7.625% due 11/01/2021 (b)      6,489
BBB+                  Baa           12,200   (Security Hospital), Series A, 7.40% due 8/15/2021                        13,553
                                             New York State Mortgage Agency Revenue Bonds:
NR*                   Aaa            3,000   RITR, AMT, Series 24, 6.97% due 10/01/2028 (h)                             3,049
NR*                   Aa2            4,900   Series 41-A, 6.45% due 10/01/2014                                          5,265

Merrill Lynch New York Municipal Bond Fund                    September 30, 1997

SCHEDULE OF INVESTMENTS (concluded)                                                                             (in Thousands)
  S&P             Moody's          Face                                 Issue                                       Value
Ratings           Ratings         Amount                                                                           (Note 1a)
New York (concluded)
AA-                   Aa2           17,705   New York State Power Authority, Revenue and General Purpose Bonds,
                                             Series Y, 6.75% due 1/01/2018                                             19,231
AAA                   VMIG1+           600   New York State Thruway Authority, General Revenue Bonds, VRDN, 3.95%
                                             due 1/01/2024 (b)(e)                                                         600
BBB+                  Baa1           7,840   New York State Thruway Authority, Service Contract, Local Highway and
                                             Bridge Revenue Refunding Bonds, 5% due 4/01/2017                           7,428
                                             New York State Urban Development Corporation Revenue Bonds:
BBB+                  Baa1           1,500   (Alfred Technology Resource Inc. Project), 7.875% due 1/01/2000 (d)        1,647
BBB+                  Baa1           1,685   Refunding (Clarkson Center Advance Materials), 5.50% due 1/01/2020         1,700
AAA                   Aaa            8,470   Refunding (Correctional Facilities), Series A, 5.50% due 1/01/2014 (a)     8,869
BBB+                  Baa1           9,475   Refunding (State Facilities), 5.70% due 4/01/2020                          9,805
BBB+                  Baa1           3,500   Refunding (University Facility Grant), 5.50% due 1/01/2019                 3,535
BBB+                  Aaa            4,000   (State Facilities), 7.50% due 4/01/2001 (d)                                4,503
                                             Orange County, New York, GO, UT, Series A:
NR*                   Aa2            1,365   5.125% due 9/01/2019                                                       1,329
NR*                   Aa2            2,750   5.125% due 9/01/2020                                                       2,668
NR*                   Aa2            2,890   5.125% due 9/01/2021                                                       2,795
NR*                   Aa2            3,355   5.125% due 9/01/2024                                                       3,238
                                             Port Authority of New York and New Jersey, Consolidated Bonds:
AA-                   A1             8,000   69th Series, 7.125% due 6/01/2025                                          8,639
AA-                   A1             9,000   73rd Series, AMT, 6.75% due 4/15/2026                                      9,662
AA-                   A1             7,995   76th Series, AMT, 6.50% due 11/01/2026                                     8,572
AAA                   Aaa            4,000   Port Authority of New York and New Jersey, RITR, AMT, Series FR-108,
                                             7.135% due 1/15/2017 (g)(h)                                                4,355
                                             Triborough Bridge and Tunnel Authority, New York, General Purpose
                                             Revenue Bonds:
A+                    Aa             4,000   Refunding, Series Y, 6.125% due 1/01/2021                                  4,472
AAA                   Aaa            6,000   Refunding, Series Y, 6.125% due 1/01/2021 (f)                              6,682
A+                    Aa             5,000   Series X, 6.50% due 1/01/2019                                              5,457
A-                    A1            13,050   Triborough Bridge and Tunnel Authority, New York, Special Obligation
                                             Refunding Bonds, Series B, 6.875% due 1/01/2015                           14,199
NR*                   A3             2,795   United Nations Development Corporation of New York, Revenue Refunding
                                             Bonds, Series C, 5.50% due 7/01/2017                                       2,795
AAA                   Aaa            2,000   Upper Mohawk Valley, New York, Regional Water Finance Authority, Water
                                             Systems Revenue Refunding Bonds, Series A, 5.125% due 10/01/2026 (g)       1,923
                                                                                                                    ---------
Total Investments (Cost -- $414,780) -- 98.6%                                                                         440,133

Other Assets Less Liabilities -- 1.4%                                                                                   6,467
                                                                                                                    ---------
Net Assets -- 100.0%                                                                                                 $446,600
                                                                                                                    =========
(a) AMBAC Insured.
(b) FGIC Insured.
(c) MBIA Insured.
(d) Prerefunded.
(e) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1997.
(f) CAPMAC Insured.
(g) FSA Insured.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1997.
 *  Not Rated.
 +  Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 1997



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of September 30, 1997

Assets:               Investments, at value (identified cost -- $414,779,695) (Note 1a)                             $440,133,377
                      Cash                                                                                                 2,295
                      Receivables:
                      Interest                                                                    $7,647,474
                      Securities sold                                                                502,759
                      Beneficial interest sold                                                        85,933           8,236,166
                                                                                                ------------
                      Prepaid registration fees and other assets (Note 1e)                                                96,889
                                                                                                                    ------------
                      Total assets                                                                                   448,468,727
                                                                                                                    ------------

Liabilities:          Payables:
                      Beneficial interest redeemed                                                   916,215
                      Dividends to shareholders (Note 1f)                                            481,196
                      Investment adviser (Note 2)                                                    200,187
                      Distributor (Note 2)                                                           128,212           1,725,810
                                                                                                ------------
                      Accrued expenses and other liabilities                                                             143,400
                                                                                                                    ------------
                      Total liabilities                                                                                1,869,210
                                                                                                                    ------------

Net Assets:           Net assets                                                                                    $446,599,517
                                                                                                                    ============

Net Assets            Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:           number of shares authorized                                                                       $194,570
                      Class B Shares of beneficial interest, $.10 par value, unlimited
                      number of shares authorized                                                                      2,440,515
                      Class C Shares of beneficial interest, $.10 par value, unlimited
                      number of shares authorized                                                                         43,909
                      Class D Shares of beneficial interest, $.10 par value, unlimited
                      number of shares authorized                                                                      1,217,811
                      Paid-in capital in excess of par                                                               429,320,746
                      Accumulated realized capital losses on investments -- net (Note 5)                             (11,971,716)
                      Unrealized appreciation on investments -- net                                                   25,353,682
                                                                                                                    ------------
                      Net assets                                                                                    $446,599,517
                                                                                                                    ============

Net Asset Value:      Class A -- Based on net assets of $22,300,544 and 1,945,698 shares
                      of beneficial interest outstanding                                                                  $11.46
                                                                                                                    ============
                      Class B -- Based on net assets of $279,753,850 and 24,405,156 shares
                      of beneficial interest outstanding                                                                  $11.46
                                                                                                                    ============
                      Class C -- Based on net assets of $5,034,327 and 439,094 shares
                      of beneficial interest outstanding                                                                  $11.47
                                                                                                                    ============
                      Class D -- Based on net assets of $139,510,796 and 12,178,109 shares
                      of beneficial interest outstanding                                                                  $11.46
                                                                                                                    ============

                      See Notes to Financial Statements.


Merrill Lynch New York Municipal Bond Fund                    September 30, 1997

FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                               For the Year Ended
                                                                                                               September 30, 1997

Investment Income      Interest and amortization of premium and discount earned                                    $29,214,080
(Note 1d):             Other                                                                                               851
                                                                                                                  ------------
                       Total income                                                                                 29,214,931
                                                                                                                  ------------

Expenses:              Investment advisory fees (Note 2)                                                             2,697,119
                       Account maintenance and distribution fees -- Class B (Note 2)                                 1,693,589
                       Transfer agent fees -- Class B (Note 2)                                                         171,534
                       Account maintenance fees -- Class D (Note 2)                                                    124,649
                       Registration fees (Note 1e)                                                                      70,089
                       Accounting services (Note 2)                                                                     64,284
                       Professional fees                                                                                52,494
                       Transfer agent fees -- Class D (Note 2)                                                          50,869
                       Printing and shareholder reports                                                                 48,289
                       Account maintenance and distribution fees -- Class C (Note 2)                                    26,560
                       Trustees' fees and expenses                                                                      26,357
                       Custodian fees                                                                                   24,999
                       Pricing fees                                                                                     10,100
                       Transfer agent fees -- Class A (Note 2)                                                           9,369
                       Transfer agent fees -- Class C (Note 2)                                                           2,326
                       Other                                                                                             8,219
                                                                                                                  ------------
                       Total expenses                                                                                5,080,846
                                                                                                                  ------------
                       Investment income -- net                                                                     24,134,085
                                                                                                                  ------------

Realized &             Realized gain on investments -- net                                                          10,472,445
Unrealized             Change in unrealized appreciation on investments -- net                                       4,297,287
Gain on                                                                                                           ------------
Investments -- Net     Net Increase in Net Assets Resulting from Operations                                        $38,903,817
(Notes 1b, 1d & 3):                                                                                               ============

                       See Notes to Financial Statements.


Merrill Lynch New York Municipal Bond Fund                    September 30, 1997

FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                        For the Year Ended
                                                                                                           September 30,
Increase (Decrease) in Net Assets:                                                                     1997             1996

Operations:          Investment income -- net                                                     $24,134,085      $27,863,197
                     Realized gain on investments -- net                                           10,472,445        3,915,290
                     Change in unrealized appreciation on investments -- net                        4,297,287          338,186
                                                                                               --------------   --------------
                     Net increase in net assets resulting from operations                          38,903,817       32,116,673
                                                                                               --------------   --------------

Dividends &          Investment income -- net:
Distributions to     Class A                                                                       (1,209,169)      (1,204,108)
Shareholders         Class B                                                                      (16,235,504)     (23,330,565)
(Note 1f):           Class C                                                                         (207,495)        (202,740)
                     Class D                                                                       (6,481,917)      (3,125,784)
                     Realized gain on investments -- net:
                     Class A                                                                           (8,764)              --
                     Class B                                                                         (155,517)              --
                     Class C                                                                           (1,632)              --
                     Class D                                                                          (46,847)              --
                                                                                               --------------   --------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders                                                              (24,346,845)     (27,863,197)
                                                                                               --------------   --------------
Beneficial Interest  Net decrease in net assets derived from beneficial interest transactions     (91,594,619)     (75,010,943)
Transactions                                                                                   --------------   --------------
(Note 4):

Net Assets:          Total decrease in net assets                                                 (77,037,647)     (70,757,467)
                     Beginning of year                                                            523,637,164      594,394,631
                                                                                               --------------   --------------
                     End of year                                                                 $446,599,517     $523,637,164
                                                                                               ==============   ==============

                     See Notes to Financial Statements.


Merrill Lynch New York Municipal Bond Fund                    September 30, 1997

FINANCIAL INFORMATION (continued)

Financial Highlights

The following per share data and ratios have been derived                                 Class A
from information provided in the financial statements.
                                                                                For the Year Ended September 30,
                                                                      1997        1996        1995        1994        1993
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of year             $11.12      $11.04      $10.88      $12.46      $11.77
Operating                                                        ---------   ---------   ---------   ---------   ---------
Performance:         Investment income -- net                          .60         .59         .61         .64         .70
                     Realized and unrealized gain (loss) on
                     investments -- net                                .34         .08         .16       (1.25)        .80
                                                                 ---------   ---------   ---------   ---------   ---------
                     Total from investment operations                  .94         .67         .77        (.61)       1.50
                                                                 ---------   ---------   ---------   ---------   ---------
                     Less dividends and distributions:
                     Investment income -- net                         (.60)       (.59)       (.61)       (.64)       (.70)
                     Realized gain on investments -- net                --**        --          --        (.11)       (.11)
                     In excess of realized gain
                     on investments -- net                              --          --          --        (.22)         --
                                                                 ---------   ---------   ---------   ---------   ---------
                     Total dividends and distributions                (.60)       (.59)       (.61)       (.97)       (.81)
                                                                 ---------   ---------   ---------   ---------   ---------
                     Net asset value, end of year                   $11.46      $11.12      $11.04      $10.88      $12.46
                                                                 =========   =========   =========   =========   =========

Total Investment     Based on net asset value per share               8.69%       6.19%       7.37%      (5.17%)     13.24%
Return:*                                                         =========   =========   =========   =========   =========

Ratios to Average    Expenses                                          .65%        .66%        .67%        .63%        .64%
Net Assets:                                                      =========   =========   =========   =========   =========
                     Investment income -- net                         5.30%       5.31%       5.67%       5.52%       5.80%
                                                                 =========   =========   =========   =========   =========

Supplemental         Net assets, end of year (in thousands)        $22,301     $21,762     $23,304     $28,301     $31,976
Data:                                                            =========   =========   =========   =========   =========
                     Portfolio turnover                              97.22%     114.78%     181.21%     107.96%      38.31%
                                                                 =========   =========   =========   =========   =========

*  Total investment returns exclude the effects of sales loads.
** Amount is less than $.01 per share.

   See Notes to Financial Statements.


Merrill Lynch New York Municipal Bond Fund                    September 30, 1997

FINANCIAL INFORMATION (continued)
Financial Highlights (continued)

The following per share data and ratios have been derived                                 Class B
from information provided in the financial statements.
                                                                                For the Year Ended September 30,
                                                                      1997        1996        1995        1994        1993
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of year             $11.12      $11.04      $10.88      $12.46      $11.77
Operating                                                        ---------   ---------   ---------   ---------   ---------
Performance:         Investment income -- net                          .54         .54         .56         .58         .64
                     Realized and unrealized gain (loss) on
                     investments  -- net                               .34         .08         .16       (1.25)        .80
                                                                 ---------   ---------   ---------   ---------   ---------
                     Total from investment operations                  .88         .62         .72        (.67)       1.44
                                                                 ---------   ---------   ---------   ---------   ---------
                     Less dividends and distributions:
                     Investment income -- net                         (.54)       (.54)       (.56)       (.58)       (.64)
                     Realized gain on investments -- net                --**        --          --        (.11)       (.11)
                     In excess of realized gain on
                     investments -- net                                 --          --          --        (.22)         --
                                                                 ---------   ---------   ---------   ---------   ---------
                     Total dividends and distributions                (.54)       (.54)       (.56)       (.91)       (.75)
                                                                 ---------   ---------   ---------   ---------   ---------
                     Net asset value, end of year                   $11.46      $11.12      $11.04      $10.88      $12.46
                                                                 =========   =========   =========   =========   =========

Total Investment     Based on net asset value per share               8.14%       5.66%       6.82%      (5.66%)     12.67%
Return:*                                                         =========   =========   =========   =========   =========

Ratios to Average    Expenses                                         1.16%       1.16%       1.18%       1.14%       1.14%
Net Assets:                                                      =========   =========   =========   =========   =========
                     Investment income -- net                         4.79%       4.80%       5.16%       5.02%       5.32%
                                                                 =========   =========   =========   =========   =========

Supplemental         Net assets, end of year (in thousands)       $279,754    $403,403    $564,963    $645,341    $733,981
Data:                                                            =========   =========   =========   =========   =========
                     Portfolio turnover                              97.22%     114.78%     181.21%     107.96%      38.31%
                                                                 =========   =========   =========   =========   =========

*  Total investment returns exclude the effects of sales loads.
** Amount is less than $.01 per share.

   See Notes to Financial Statements.


Merrill Lynch New York Municipal Bond Fund                    September 30, 1997

FINANCIAL INFORMATION (concluded)
Financial Highlights (concluded)

                                                                        Class C                             Class D
                                                                                    For the                              For the
                                                                                    Period                               Period
                                                                    For the         Oct. 21,           For the          Oct. 21,
The following per share data and ratios have been derived         Year Ended       1994+ to           Year Ended        1994+ to
from information provided in the financial statements.           September 30,     Sept. 30,         September 30,      Sept. 30,
                                                              1997        1996        1995          1997        1996       1995
Increase (Decrease) in Net Asset Value:
Per Share          Net asset value, beginning of period     $11.12      $11.04      $10.76        $11.11      $11.03     $10.76
Operating                                                ---------   ---------   ---------     ---------   ---------  ---------
Performance:
                   Investment income -- net                    .53         .52         .51           .58         .58        .56
                   Realized and unrealized gain on
                   investments -- net                          .35         .08         .28           .35         .08        .27
                                                         ---------   ---------   ---------     ---------   ---------  ---------
                   Total from investment operations            .88         .60         .79           .93         .66        .83
                                                         ---------   ---------   ---------     ---------   ---------  ---------
                   Less dividends and distributions:
                   Investment income -- net                   (.53)       (.52)       (.51)         (.58)       (.58)      (.56)
                   Realized gain on investments -- net          --++        --          --            --++        --         --
                                                         ---------   ---------   ---------     ---------   ---------  ---------
                   Total dividends and distributions          (.53)       (.52)       (.51)         (.58)       (.58)      (.56)
                                                         ---------   ---------   ---------     ---------   ---------  ---------
                   Net asset value, end of period           $11.47      $11.12      $11.04        $11.46      $11.11     $11.03
                                                         =========   =========   =========     =========   =========  =========

Total Investment   Based on net asset value per share         8.13%       5.55%       7.57%++++     8.68%       6.09%      7.99%++++

Return:**                                                =========   =========   =========     =========   =========  =========

Ratios to Average  Expenses                                   1.26%       1.27%       1.27%*         .75%        .76%       .76%*
Net Assets:                                              =========   =========   =========     =========   =========  =========
                   Investment income -- net                   4.69%       4.70%       4.91%*        5.20%       5.21%      5.46%*
                                                         =========   =========   =========     =========   =========  =========

Supplemental       Net assets, end of period
Data:              (in thousands)                           $5,034      $4,175      $3,556      $139,511     $94,297     $2,572
                                                         =========   =========   =========     =========   =========  =========
                   Portfolio turnover                        97.22%     114.78%     181.21%        97.22%     114.78%    181.21%
                                                         =========   =========   =========     =========   =========  =========

*    Annualized.
**   Total investment returns exclude the effects of sales loads.
+    Commencement of Operations.
++   Amount is less than $.01 per share.
++++ Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch New York Municipal Bond Fund         September 30, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch New York Municipal Bond Fund (the "Fund") is part of the Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricingsm System. Class A and Class D Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price or yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is

Merrill Lynch New York Municipal Bond Fund                    September 30, 1997

Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and a distribution fee. These fees are accrued daily and paid monthly, at the annual rates based upon the average daily net assets of the shares as follows:

                              Account
                           Maintenance             Distribution
                               Fee                     Fee

Class B                       0.25%                   0.25%
Class C                       0.25%                   0.35%
Class D                       0.10%                     --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner, and Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended September 30, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on the sales of the Fund's Class A and Class D Shares as follows:

                               MLFD                  MLPF&S

Class A                        $946                  $7,764
Class D                      $2,411                 $20,275

For the year ended September 30, 1997, MLPF&S received contingent deferred sales charges of $474,062 and $1,035 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 1997 were $453,725,623 and $554,248,850, respectively.

Net realized and unrealized gains (losses) as of September 30, 1997 were as follows:

                                Realized               Unrealized
                             Gains (Losses)              Gains

Long-term investments         $12,368,349             $25,353,682
Financial futures contracts    (1,895,904)                     --
                             ------------            ------------
Total                         $10,472,445             $25,353,682
                             ============            ============

As of September 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $25,340,298, all of which was related to appreciated securities. The aggregate cost of investments at September 30, 1997 for Federal income tax purposes was $414,793,079.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $91,594,619 and $75,010,943 for the years ended
September 30, 1997 and September 30, 1996, respectively.

Merrill Lynch New York Municipal Bond Fund                    September 30, 1997

NOTES TO FINANCIAL STATEMENTS (concluded)

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                             Dollar
Ended September 30, 1997            Shares              Amount

Shares sold                         723,895           $8,125,178
Shares issued to share-
holders in reinvestment of
dividends and distributions          69,712              784,169
                             --------------       --------------
Total issued                        793,607            8,909,347
Shares redeemed                    (805,206)          (9,082,759)
                             --------------       --------------
Net decrease                        (11,599)           $(173,412)
                             ==============       ==============

Class A Shares for the Year                             Dollar
Ended September 30, 1996            Shares              Amount

Shares sold                         128,499           $1,441,274
Shares issued to share-
holders in reinvestment
of dividends                         67,175              749,799
                             --------------       --------------
Total issued                        195,674            2,191,073
Shares redeemed                    (349,477)          (3,907,947)
                             --------------       --------------
Net decrease                       (153,803)         $(1,716,874)
                             ==============       ==============

Class B Shares for the Year                             Dollar
Ended September 30, 1997            Shares              Amount

Shares sold                       2,299,603          $25,854,529
Shares issued to share-
holders in reinvestment of
dividends and distributions         716,880            8,060,157
                             --------------       --------------
Total issued                      3,016,483           33,914,686
Automatic conversion
of shares                        (5,665,372)         (63,552,853)
Shares redeemed                  (9,222,928)        (103,822,066)
                             --------------       --------------
Net decrease                    (11,871,817)       $(133,460,233)
                             ==============       ==============

Class B Shares for the Year                             Dollar
Ended September 30, 1996            Shares              Amount

Shares sold                       3,354,839          $37,442,180
Shares issued to share-
holders in reinvestment
of dividends                        996,711           11,135,115
                             --------------       --------------
Total issued                      4,351,550           48,577,295
Automatic conversion
of shares                       (9,079,555)        (101,502,036)
Shares redeemed                 (10,168,261)        (113,251,056)
                             --------------       --------------
Net decrease                    (14,896,266)       $(166,175,797)
                             ==============       ==============

Class C Shares for the Year                             Dollar
Ended September 30, 1997            Shares              Amount

Shares sold                         273,731           $3,075,432
Shares issued to share-
holders in reinvestment of
dividends and distributions          15,508              174,536
                             --------------       --------------
Total issued                        289,239            3,249,968
Shares redeemed                    (225,581)          (2,531,885)
                             --------------       --------------
Net increase                         63,658             $718,083
                             ==============       ==============

Class C Shares for the Year                             Dollar
Ended September 30, 1996            Shares              Amount

Shares sold                         273,667           $3,058,759
Shares issued to shareholders
in reinvestment of dividends         12,253              136,646
                             --------------       --------------
Total issued                        285,920            3,195,405
Shares redeemed                    (232,545)          (2,583,517)
                             --------------       --------------
Net increase                         53,375             $611,888
                             ==============       ==============

Class D Shares for the Year                             Dollar
Ended September 30, 1997            Shares              Amount

Shares sold                         156,140           $1,754,784
Automatic conversion
of shares                         5,668,755           63,552,853
Shares issued to share-
holders in reinvestment of
dividends and distributions         235,665            2,650,220
                             --------------       --------------
Total issued                      6,060,560           67,957,857
Shares redeemed                  (2,367,253)         (26,636,914)
                             --------------       --------------
Net increase                      3,693,307          $41,320,943
                             ==============       ==============

Class D Shares for the Year                             Dollar
Ended September 30, 1996            Shares              Amount

Shares sold                         225,462           $2,508,549
Automatic conversion
of shares                         9,085,219          101,502,036
Shares issued to shareholders
in reinvestment of dividends        105,564            1,172,385
                             --------------       --------------
Total issued                      9,416,245          105,182,970
Shares redeemed                  (1,164,545)         (12,913,130)
                             --------------       --------------
Net increase                      8,251,700          $92,269,840
                             ==============       ==============

5. Capital Loss Carryforward:
At September 30, 1997, the Fund had a net capital loss carryforward of approximately $7,502,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

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                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objective and Policies..........................................   2
Description of Municipal Bonds and Temporary Investments...................   5
 Description of Municipal Bonds............................................   5
 Description of Temporary Investments......................................   7
 Repurchase Agreements.....................................................   8
 Financial Futures Transactions and Options................................   9
Investment Restrictions....................................................  13
Management of the Trust....................................................  15
 Trustees and Officers.....................................................  15
 Compensation of Trustees..................................................  16
 Management and Advisory Arrangements......................................  17
Purchase of Shares.........................................................  18
 Initial Sales Charge Alternatives--Class A and Class D Shares.............  19
 Reduced Initial Sales Charges.............................................  21
 Distribution Plans........................................................  23
 Limitations on the Payment of Deferred Sales Charges......................  23
Redemption of Shares.......................................................  24
 Deferred Sales Charges--Class B and Class C Shares........................  25
Portfolio Transactions.....................................................  25
Determination of Net Asset Value...........................................  27
Shareholder Services.......................................................  28
 Investment Account........................................................  28
 Automatic Investment Plans................................................  28
 Automatic Reinvestment of Dividends and Capital Gains Distributions.......  29
 Systematic Withdrawal Plans...............................................  29
 Exchange Privilege........................................................  30
Distributions and Taxes....................................................  32
 Tax Treatment of Options and Futures Transactions.........................  36
Performance Data...........................................................  36
General Information........................................................  39
 Description of Series and Shares..........................................  39
 Computation of Offering Price Per Share...................................  41
 Independent Auditors......................................................  41
 Custodian.................................................................  41
 Transfer Agent............................................................  42
 Legal Counsel.............................................................  42
 Reports to Shareholders...................................................  42
 Additional Information....................................................  42
Appendix I--Economic Conditions in New York................................  43
Appendix II--Ratings of Municipal Bonds....................................  53
Independent Auditors' Report...............................................  60
Financial Statements.......................................................  61

                                                           Code #10343-1297

[LOGO] MERRILL LYNCH

Merrill Lynch
New York Municipal
Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust

[ART]

STATEMENT OF
ADDITIONAL
INFORMATION

    December 29, 1997

Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (A)FINANCIAL STATEMENTS

    Contained in Part A:

     Financial Highlights for each of the years in the ten-year period ended September 30, 1997.

    Contained in Part B:

     Schedule of Investments as of September 30, 1997.

     Statement of Assets and Liabilities as of September 30, 1997.

     Statement of Operations for the year ended September 30, 1997.

     Statements of Changes in Net Assets for each of the years in the two-year period ended September 30, 1997.

     Financial Highlights for each of the years in the five-year period ended September 30, 1997.

  (B)EXHIBITS

 EXHIBIT
 NUMBER
 -------
   1(a)  --Declaration of Trust of the Registrant, dated August 2, 1985.(f)
    (b)  --Amendment to Declaration of Trust, dated September 18, 1987.(a)
    (c)  --Amendment to Declaration of Trust, dated December 21, 1987.(a)
    (d)  --Amendment to Declaration of Trust, dated October 3, 1988.(f)
    (e)  --Amendment to Declaration of Trust, dated October 17, 1994 and instrument establishing Class C and Class D shares of beneficial interest.(f)
    (f)  --Instrument establishing Merrill Lynch New York Municipal Bond Fund
          (the "Fund") as a series of Registrant.(f)
    (g)  --Instrument establishing Class A and Class B shares of beneficial interest of the Fund.(f)
   2     --By-Laws of Registrant.(a)
   3     --None.
   4     --Portions of the Declaration of Trust, Establishment and Designation
          and By-Laws of the Registrant defining the rights of holders of the
          Fund as a series of the Registrant.(b)
   5(a)  --Form of Management Agreement between Registrant and Fund Asset
          Management, L.P.(a)
    (b)  --Supplement to Management Agreement between Registrant and Fund Asset
          Management, L.P.(e)
   6(a)  --Form of Revised Class A Shares Distribution Agreement between
          Registrant and Merrill Lynch Funds Distributor, Inc. (including Form of Selected Dealers Agreement).(e)
    (b)  --Form of Class B Shares Distribution Agreement between Registrant and
          Merrill Lynch Funds Distributor, Inc.(a)
    (c)  --Form of Class C Shares Distribution Agreement between Registrant and
          Merrill Lynch Funds Distributor, Inc. (including Form of Selected
          Dealers Agreement).(e)
    (d)  --Form of Class D Shares Distribution Agreement between Registrant and
          Merrill Lynch Funds Distributor, Inc. (including Form of Selected
          Dealers Agreement).(e)
    (e)  --Letter Agreement between the Fund and Merrill Lynch Funds
          Distributor, Inc., dated September 15, 1993, in connection with the
          Merrill Lynch Mutual Fund Advisor program.(c)
   7     --None.
   8     --Form of Custody Agreement between Registrant and State Street Bank &
          Trust Company.(d)
   9     --Form of Transfer Agency, Dividend Disbursing Agency and Shareholder
          Servicing Agency Agreement between Registrant and Financial Data
          Services, Inc.(g)
  10     --None.
  11     --Consent of Deloitte & Touche LLP, independent auditors for the
          Registrant.
  12     --None.
  13     --Certificate of Fund Asset Management, L.P.(a)
  14     --None.
  15(a)  --Amended and Restated Class B Shares Distribution Plan of the
          Registrant and Amended and Restated Class B Shares Distribution Plan
          Sub-Agreement. (c)
    (b)  --Form of Class C Shares Distribution Plan and Class C Shares
          Distribution Plan Sub-Agreement of Registrant.(e)

 EXHIBIT
 NUMBER
 -------
    (c)  --Form of Class D Shares Distribution Plan and Class D Shares
          Distribution Plan Sub-Agreement of Registrant.(e)
  16(a)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class A
          Shares.(a)
    (b)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class B
          Shares.(a)
    (c)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class C
          Shares. (f)
    (d)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class D
          Shares. (f)
  17(a)  --Financial Data Schedule for Class A Shares.
    (b)  --Financial Data Schedule for Class B Shares.
    (c)  --Financial Data Schedule for Class C Shares.
    (d)  --Financial Data Schedule for Class D Shares.
  18     --Merrill Lynch Select Pricing SM System Plan pursuant to Rule 18f-
          3.(h)

--------

(a) Filed on January 25, 1996 as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 2-99473) (the "Registration Statement") relating to shares of the Fund.

(b) Reference is made to Article II, Section 2.3 and Articles V, VI, VIII, IX, X and XI of the Registrant's Declaration of Trust, as amended, filed as Exhibits 1(b) and 1(c) with Post-Effective Amendment No. 13 to the Registration Statement and as Exhibits 1(a), 1(d) and 1(e) with Post-Effective Amendment No. 12 to the Registration Statement; to the Certificates of Establishment and Designation establishing the Fund as a series of the Registrant and establishing Class A and Class B shares of beneficial interest of the Fund, filed as Exhibits 1(f) and 1(g), respectively, with Post-Effective Amendments No. 13 and No. 12, respectively, to the Registration Statement; and to Articles I, V and VI of the Registrant's By-Laws, filed as Exhibit 2 with Post-Effective Amendment No. 13 to the Registration Statement.

(c) Filed on January 28, 1994 as an Exhibit to Post-Effective Amendment No. 10 to the Registration Statement.
(d) Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, filed on October 14, 1994, relating to shares of Merrill Lynch Minnesota Municipal Bond Fund series of the Registrant (File No. 33-44734).

(e) Filed on October 18, 1994 as an Exhibit to Post-Effective Amendment No. 11 to the Registration Statement.

(f) Filed on January 31, 1995 as an Exhibit to Post-Effective Amendment No. 12 to the Registration Statement.
(g) Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, filed on October 20, 1995, relating to shares of Merrill Lynch Arizona Municipal Bond Fund series of the Registrant (File No. 33-41311).

(h) Filed on January 25, 1996 as an Exhibit to Post-Effective Amendment No. 13 to the Registration Statement.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  Registrant is not controlled by or under common control with any other person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                                                                NUMBER OF
                                                            RECORD HOLDERS AT
                         TITLE OF CLASS                     NOVEMBER 30, 1997*
                         --------------                     ------------------
      Class A Shares of beneficial interest, par value
       $0.10 per share.....................................         902
      Class B Shares of beneficial interest, par value
       $0.10 per share.....................................       7,980
      Class C Shares of beneficial interest, par value
       $0.10 per share.....................................         180
      Class D Shares of beneficial interest, par value
       $0.10 per share.....................................       4,921

--------
* The number of holders includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION.

  Section 5.3 of the Registrant's Declaration of Trust provides as follows:

  "The Trust shall indemnify each of its Trustees, officers, employees and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right in indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."

  Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940, as amended, may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined he is entitled to receive from the Registrant by reason of indemnification; and (iii)
(a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or
(b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts that the recipient of the advance ultimately will be found entitled to indemnification.

  In Section 9 of the Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

  Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  Fund Asset Management, L.P. (the "Manager" or "FAM") acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Debt Strategies Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest California Insured Fund, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest New York Insured Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Insured Fund II, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield New York Insured Fund III, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and Worldwide DollarVest Fund, Inc.

  Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of the Manager, acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc.; and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-advisor to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisor Trust.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2646. The address of the Manager, MLAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of the Fund's transfer agent, Merrill Lynch Financial Data Services, Inc. ("MLFDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since October 1, 1995 for his or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Glenn is Executive Vice President and Mr. Richard is Treasurer of substantially all of the investment companies described in the first two paragraphs of this Item 28 and Messrs. Giordano, Harvey, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.

  Officers and partners of FAM are set forth as follows:

                                                           OTHER SUBSTANTIAL BUSINESS,
           NAME           POSITION(S) WITH THE MANAGER PROFESSION, VOCATION OR EMPLOYMENT
           ----           ---------------------------- ----------------------------------
 ML & Co. ...............    Limited Partner              Financial Services Holding
                                                           Company; Limited Partner of
                                                           MLAM
 Princeton Services......    General Partner              General Partner of MLAM
 Arthur Zeikel...........    Chairman                     Chairman of MLAM since
                                                           December 10, 1997; President
                                                           of MLAM and FAM from 1977 to
                                                           December 10, 1997; President
                                                           and Director of Princeton
                                                           Services from 1993 to
                                                           December 10, 1997; Executive
                                                           Vice President of ML & Co.
 Jeffrey M. Peek.........    President                    President of MLAM since
                                                           December 10, 1997; President
                                                           and Director of Princeton
                                                           Services since December 10,
                                                           1997; Executive Vice
                                                           President of ML & Co.
 Terry K. Glenn..........    Executive Vice               Executive Vice President of
                              President                    MLAM; Executive Vice
                                                           President and Director of
                                                           Princeton Services;
                                                           President and Director of
                                                           MLFD; Director of MLFDS;
                                                           President of Princeton
                                                           Administrators, L.P.
 Linda L. Federici.......    Senior Vice President        Senior Vice President of
                                                           MLAM; Senior Vice President
                                                           of Princeton Services
 Vincent R. Giordano.....    Senior Vice President        Senior Vice President of
                                                           MLAM; Senior Vice President
                                                           of Princeton Services
 Elizabeth A. Griffin....    Senior Vice President        Senior Vice President of MLAM
 Norman R. Harvey........    Senior Vice President        Senior Vice President of
                                                           MLAM; Senior Vice President
                                                           of Princeton Services
 Michael J. Hennewinkel..    Senior Vice President        Senior Vice President of
                                                           MLAM; Senior Vice President
                                                           of Princeton Services
 Philip L. Kirstein......    Senior Vice                  Senior Vice President,
                              President, General           General Counsel and
                              Counsel and                  Secretary of MLAM; Senior
                              Secretary                    Vice President, General
                                                           Counsel, Secretary and
                                                           Director of Princeton
                                                           Services

                                                           OTHER SUBSTANTIAL BUSINESS,
           NAME           POSITION(S) WITH THE MANAGER PROFESSION, VOCATION OR EMPLOYMENT
           ----           ---------------------------- ----------------------------------
 Ronald M. Kloss.........    Senior Vice President        Senior Vice President and
                              and Controller               Controller of MLAM; Senior
                                                           Vice President and
                                                           Controller of Princeton
                                                           Services
 Debra Landsman-Yaros....    Senior Vice President        Senior Vice President of
                                                           MLAM; Senior Vice President
                                                           of Princeton Services; Vice
                                                           President of MLFD
 Stephen M.M. Miller.....    Senior Vice President        Executive Vice President of
                                                           Princeton Administrators,
                                                           L.P.; Senior Vice President
                                                           of Princeton Services
 Joseph T. Monagle, Jr. .    Senior Vice President        Senior Vice President of
                                                           MLAM; Senior Vice President
                                                           of Princeton Services
 Michael L. Quinn........    Senior Vice President        Senior Vice President of
                                                           MLAM; Senior Vice President
                                                           of Princeton Services;
                                                           Managing Director and First
                                                           Vice President of Merrill
                                                           Lynch from 1989 to 1995
 Richard L. Reller.......    Senior Vice President        Senior Vice President of
                                                           MLAM; Senior Vice President
                                                           of Princeton Services;
                                                           Director of MLFD
 Gerald M. Richard.......    Senior Vice President        Senior Vice President and
                              and Treasurer                Treasurer of MLAM; Senior
                                                           Vice President and
                                                           Treasurer of Princeton
                                                           Services; Vice President
                                                           and Treasurer of MLFD
 Gregory Upah............    Senior Vice President        Senior Vice President of
                                                           MLAM; Senior Vice President
                                                           of Princeton Services
 Ronald L. Welburn.......    Senior Vice President        Senior Vice President of
                                                           MLAM; Senior Vice President
                                                           of Princeton Services

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., MuniAssets Fund, Inc. and The Municipal Fund Accumulation Program, Inc. and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Aldrich, Brady, Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

                                         (2)                     (3)
          (1)                  POSITION(S) AND OFFICES POSITION(S) AND OFFICES
         NAME                         WITH MLFD            WITH REGISTRANT
         ----                  ----------------------- -----------------------
Terry K. Glenn................ President and Director  Executive Vice President
Richard L. Reller............. Director                None
Thomas J. Verage.............. Director                None
William E. Aldrich............ Senior Vice President   None
Robert W. Crook............... Senior Vice President   None
Michael J. Brady.............. Vice President          None
William M. Breen.............. Vice President          None
Michael G. Clark.............. Vice President          None
James T. Fatseas.............. Vice President          None

                                       (2)                        (3)
          (1)                POSITION(S) AND OFFICES    POSITION(S) AND OFFICES
         NAME                       WITH MLFD               WITH REGISTRANT
         ----                -----------------------    -----------------------
Debra W. Landsman-Yaros... Vice President               None
Michelle T. Lau........... Vice President               None
Gerald M. Richard......... Vice President and Treasurer Treasurer
Salvatore Venezia......... Vice President               None
William Wasel............. Vice President               None
Robert Harris............. Secretary                    None

  (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 31. MANAGEMENT SERVICES.

  Other than as set forth under the caption "Management of the Trust-- Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Trust--Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS.

  (a) Not applicable.

  (b) Not applicable.

  (c) Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and the State of New Jersey, on the 26th day of December, 1997.

                                          Merrill Lynch Multi-State Municipal
                                           Series Trust
                                                      (Registrant)

                                                /s/ Gerald M. Richard
                                          By: _________________________________

                                              (GERALD M. RICHARD, TREASURER)

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

              SIGNATURE                         TITLE                DATE

                                        President and
         Arthur Zeikel*                  Trustee
-------------------------------------    (Principal Executive Officer)
           (ARTHUR ZEIKEL)

                                        Treasurer (Principal Financial
     /s/ Gerald M. Richard               and Accounting
                                         Officer)

                                                                 December 26,
-------------------------------------                             1997
         (GERALD M. RICHARD)

                                        Trustee
       James H. Bodurtha*
-------------------------------------
         (JAMES H. BODURTHA)

                                        Trustee
       Herbert I. London*
-------------------------------------
         (HERBERT I. LONDON)

                                        Trustee
       Robert R. Martin*
-------------------------------------
         (ROBERT R. MARTIN)

                                        Trustee
         Joseph L. May*
-------------------------------------
           (JOSEPH L. MAY)

                                        Trustee
        Andre F. Perold*
-------------------------------------
          (ANDRE F. PEROLD)

     /s/ Gerald M. Richard                                       December 26,
*By: ________________________________                             1997
  (GERALD M. RICHARD, ATTORNEY-IN-
                FACT)

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                             DESCRIPTION
 -------                            -----------
  11     --Consent of Deloitte & Touche LLP, independent auditors for the
          Registrant.
  17(a)  --Financial Data Schedule for Class A shares.
    (b)  --Financial Data Schedule for Class B shares.
    (c)  --Financial Data Schedule for Class C shares.
    (d)  --Financial Data Schedule for Class D shares.

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                      LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                           OR IMAGE IN TEXT
----------------------                      -------------------
Compass plate, circular                 Back cover of Prospectus and
graph paper and Merrill Lynch            back cover of Statement of
logo including stylized market              Additional Information
bull